UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04409

Eaton Vance Municipals Trust
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Maureen A. Gemma The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2008

This Form N-CSR/A amends Form N-CSR of the registrant for the annual reporting period ended July 31, 2008 filed with the Securities and Exchange Commission on September 23, 2008. The purpose of the amendment is to correct the Rating Distribution pie charts and tables on pages 6, 8, 10, 12, 14, 16 and 18 of the Eaton Vance Municipals Trust’s annual report dated July 31, 2008.

Item 1. Reports to Stockholders

Annual Report July 31, 2008

EATON VANCE
MUNICIPALS
TRUST

Arizona
Colorado
Connecticut
Michigan
Minnesota
New Jersey
Pennsylvania

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Municipals Funds as of July 31, 2008

TABLE OF CONTENTS

Management’s Discussion of Fund Performance	2

Morningstar RatingsTM	4

Performance Information and Portfolio Composition
Arizona	5
Colorado	7
Connecticut	9
Michigan	11
Minnesota	13
New Jersey	15
Pennsylvania	17

Fund Expenses	19

Financial Statements	24

Federal Tax Information	91

Board of Trustees’ Annual Approval of the Investment Advisory Agreements	92

Management and Organization	95

Eaton Vance Municipals Funds as of July 31, 2008

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

The investment objective of each Eaton Vance Municipals Fund (the “Funds”) is to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Funds primarily invest in investment-grade municipal obligations but may also invest in lower- rated obligations.

Economic and Market Conditions

Economic growth in the second quarter of 2008 measured 1.9%, up from a first quarter growth rate of 0.9%, according to Commerce Department data. Second quarter growth was attributed to fiscal stimulus checks sent out by the U.S. government during the quarter and growth in exports driven by the weak dollar. Management believes that these two factors were offset by record high energy prices and rising unemployment which constrained consumption and economic growth. However, what caught the attention of the capital markets was the Commerce Department’s revision of the fourth quarter 2007 Gross Domestic Product (GDP) to -0.2% from the previous estimate of 0.6%. This was the first quarterly decline in the U.S. economy since the -1.4% decline in the third quarter of 2001. The housing market continues to impact the economy, with both existing and new home sales falling sharply on a year-over-year basis, according to National Association of Realtors and Commerce Department data. However, the rate of decline has been slowing recently. Home prices continue to deteriorate, causing increased bank foreclosures and more mark-to-market writedowns of mortgage-backed securities at commercial banks and financial institutions – writedowns now totaling over $500 billion, according to a recent International Monetary Fund estimate. Financial institutions continue to conserve cash in response to balance sheet pressures, further extending the credit crisis that first surfaced in August 2007. The housing crisis has now spread to Fannie Mae and Freddie Mac – government sponsored mortgage providers who fund over half of the mortgages written in the United States – which have suffered significant losses as foreclosures have increased.

The Federal Reserve (the Fed) left rates unchanged at its June meeting after lowering the federal funds rate to 2.0% from 5.25% between August 2007 and May 2008. The Fed has also taken extraordinary actions during this period in an attempt to facilitate an easing of the credit crisis, through its interest rate policy and innovative lending techniques. For example, in May 2008, the Fed announced a new lending facility designed to help primary dealers provide financing to participants in the markets for mortgage-backed securities and other securitized products. Congress has also taken the unprecedented action of authorizing the U.S. Treasury to provide financial support to Fannie Mae and Freddie Mac should either company require emergency capitalization.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

Relative to their benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – the Funds underperformed for the year ended July 31, 2008.(1) Management believes that much of the underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage- backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, each Fund generally holds longer-duration bonds. Management believes that investors’ flight to shorter-maturity uninsured bonds from longer-maturity insured bonds, which has taken place over the past year, resulted in the Funds’ relative underperformance for the period.

(1)

It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(2)

Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield. Past performance is no guarantee of future results.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 106% as of July 31, 2008, with many individual bonds trading higher than 106%.(2) Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

Eaton Vance Municipals Fund as of July 31, 2008

MORNINGSTAR RATINGSTM

As of July 31, 2008

FUND	OVERALL	3-YEAR	5-YEAR	10-YEAR
ARIZONA MUNICIPALS FUND – CLASS A	***	**	***	***
Load waived	****	****	*****	***
MUNI SINGLE STATE LONG CATEGORY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS
COLORADO MUNICIPALS FUND – CLASS A	**	*	**	**
Load waived	***	***	***	***
MUNI SINGLE STATE LONG CATEGORY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS
CONNECTICUT MUNICIPALS FUND – CLASS A	***	**	**	***
Load waived	***	***	***	***
MUNI SINGLE STATE LONG CATEGORY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS
MICHIGAN MUNICIPALS FUND – CLASS A	***	**	**	***
Load waived	***	***	****	***
MUNI SINGLE STATE LONG CATEGORY	335 FUNDS	335 FUNDS	335 FUNDS	305 FUNDS
MINNESOTA MUNICIPALS FUND – CLASS A	***	***	***	***
Load waived	*****	*****	*****	****
MUNI MINNESOTA CATEGORY	60 FUNDS	60 FUNDS	59 FUNDS	51 FUNDS
NEW JERSEY MUNICIPALS FUND – CLASS A	**	*	**	***
Load waived	****	***	***	****
MUNI NEW JERSEY CATEGORY	59 FUNDS	59 FUNDS	59 FUNDS	49 FUNDS
PENNSYLVANIA MUNICIPALS FUND – CLASS A	***	**	***	***
Load waived	****	***	****	****
MUNI PENNSYLVANIA CATEGORY	84 FUNDS	84 FUNDS	84 FUNDS	77 FUNDS

Based on risk-adjusted returns. Eaton vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar RatingTM for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar RatingTM metrics.

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar RatingTM based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end sales load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front-end sales load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the Funds’ net asset values. A portion of income may be subject to federal, state and local tax and/or federal alternative minimum tax. Please see the Funds’ prospectus for more information. Consult your tax/legal advisor before making any tax-related investment decisions.

For information regarding each Fund’s performance, please refer to pages titled “Performance Information and Portfolio Composition” contained in this report.

Eaton Vance Arizona Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Share Class Symbol	Class A ETAZX	Class B EVAZX	Class C ECAZX
Average Annual Total Returns (at net asset value)
One Year	-1.23%	-1.99%	-1.89%
Five Years	3.93	3.19	N.A.
Ten Years	3.87	3.12	N.A.
Life of Fund†	4.42	4.92	1.79

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.96%	-6.71%	-2.84%
Five Years	2.92	2.85	N.A.
Ten Years	3.37	3.12	N.A.
Life of Fund†	4.07	4.92	1.79

†Inception date: Class A: 12/13/93; Class B: 7/25/91; Class C: 12/16/05

Total Annual Operating Expenses (2)	Class A	Class B	Class C
Expense Ratio	0.98%	1.73%	1.73%

Distribution Rates/Yields	Class A	Class B	Class C
Distribution Rate(3)	4.45%	3.66%	3.65%
Taxable-Equivalent Distribution Rate(3),(4)	7.17	5.90	5.88
SEC 30-day Yield(5)	4.40	3.63	3.64
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.09	5.85	5.87

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Arizona Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	-0.45%
Five Years	3.56
Ten Years	3.77

Portfolio Manager: Craig R. Brandon, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 7/25/91.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 7/31/98 and 12/16/05 (commencement of operations), respectively, would have been valued at $14,630 ($13,935 at the maximum offering price) and $10,475, respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year.

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.22% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 37.95% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Arizona Municipal Debt Funds Classification contained 31, 26 and 21 funds for the 1-year, 5-year and 10-year time periods, respectively Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Arizona Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is AA-.

AAA	29.4%
AA	39.8%
A	14.8%
BBB	7.5%
BB	0.3%
CCC	0.5%
Not Rated	7.7%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	82
•	Average Maturity:	19.6 years
•	Average Effective Maturity:	16.5 years
•	Average Call Protection:	8.8 years
•	Average Dollar Price:	$94.14

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Colorado Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C
Share Class Symbol	ETCOX	EVCLX	ECCOX
Average Annual Total Returns (at net asset value)
One Year	-4.00%	-4.76%	N.A.
Five Years	3.27	2.51	N.A.
Ten Years	3.73	2.98	N.A.
Life of Fund†	4.20	4.28	-4.66	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-8.55%	-9.35%	N.A.
Five Years	2.27	2.17	N.A.
Ten Years	3.23	2.98	N.A.
Life of Fund†	3.85	4.28	-5.58	%††

†Inception date: Class A: 12/10/93; Class B: 8/25/92; Class C: 10/8/07

††Returns are cumulative since inception of the share class.

Total Annual Operating Expenses(2)	Class A	Class B	Class C
Expense Ratio	0.78%	1.53%	1.53%

Distribution Rates/Yields	Class A	Class B	Class C
Distribution Rate(3)	4.61%	3.81%	3.80%
Taxable-Equivalent Distribution Rate(3),(4)	7.44	6.15	6.13
SEC 30-day Yield(5)	4.62	3.96	4.01
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.45	6.39	6.47

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Colorado Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	0.44%
Five Years	3.65
Ten Years	3.83

Portfolio Manager: William H. Ahern, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 8/25/92.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 7/31/98 and 10/8/07 (commencement of operations), respectively, would have been valued at $14,432 ($13,746 at the maximum offering price) and $9,534 ($9,442 after deduction of CDSC), respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year.

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.08% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 38.01% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Colorado Municipal Debt Funds Classification contained 20, 20 and 16 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Colorado Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution(1)

By total investments

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition. There were no securities held by special purpose vehicles in which the Fund holds a residual interest at July 31, 2008. The average rating is A+.

Fund Statistics

•	Number of Issues:	56
•	Average Maturity:	20.5 years
•	Average Effective Maturity:	16.4 years
•	Average Call Protection:	8.6 years
•	Average Dollar Price:	$90.90

Eaton Vance Connecticut Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	ETCTX	EVCTX	ECCTX	EICTX
Average Annual Total Returns (at net asset value)
One Year	-1.01%	-1.80%	-1.71%	N.A.
Five Years	3.25	2.50	N.A.	N.A.
Ten Years	3.96	3.20	N.A.	N.A.
Life of Fund†	4.97	4.31	1.02	4.06	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.75%	-6.55%	-2.66%	N.A.
Five Years	2.25	2.16	N.A.	N.A.
Ten Years	3.46	3.20	N.A.	N.A.
Life of Fund†	4.61	4.31	1.02	4.06	%††

†Inception date: Class A: 4/19/94; Class B: 5/1/92; Class C: 2/9/06; Class I: 3/3/08

††Returns are cumulative since inception of the share class.

Total Annual Operating Expenses(2)	Class A	Class B	Class C	Class I
Expense Ratio	1.05%	1.80%	1.80%	0.85%

Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate(3)	4.37%	3.57%	3.57%	4.57%
Taxable-Equivalent Distribution Rate(3),(4)	7.08	5.78	5.78	7.40
SEC 30-day Yield(5)	4.32	3.75	3.75	4.74
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.00	6.07	6.07	7.68

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Connecticut Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	0.80%
Five Years	3.35
Ten Years	3.86

Portfolio Manager: William H. Ahern, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 5/1/92.

A $10,000 hypothetical investment at net asset value in Class A, Class C and Class I on 7/31/98, 2/9/06 (Class C commencement of operations) and 3/3/08 (Class I commencement of operations), respectively, would have been valued at $14,755 ($14,054 at the maximum offering price), $10,254 and $10,406, respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge.

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.27% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Connecticut Municipal Debt Funds Classification contained 18, 16 and 16 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Connecticut Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is AA-.

AAA	23.2%
AA	39.6%
A	17.8%
BBB	11.9%
BB	2.6%
CCC	0.3%
Not Rated	4.6%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	72
•	Average Maturity:	17.8 years
•	Average Effective Maturity:	14.3 years
•	Average Call Protection:	8.0 years
•	Average Dollar Price:	$100.76

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Michigan Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Lehman Brothers Municipal Bond Index. The chart includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C
Share Class Symbol	ETMIX	ECMIX
Average Annual Total Returns (at net asset value)
One Year	-0.88%	-1.54%
Five Years	3.62	N.A.
Ten Years	3.98	N.A.
Life of Fund†	4.21	1.23

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-5.56%	-2.48%
Five Years	2.61	N.A.
Ten Years	3.47	N.A.
Life of Fund†	3.86	1.23

†Inception date: Class A: 12/7/93; Class C: 5/2/06

Total Annual
Operating Expenses(2)	Class A	Class C
Expense Ratio	1.02%	1.77%

Distribution Rates/Yields	Class A	Class C
Distribution Rate(3)	4.57%	3.81%
Taxable-Equivalent Distribution Rate(3),(4)	7.35	6.13
SEC 30-day Yield(5)	4.38	3.83
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.04	6.16

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Michigan Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	-1.50%
Five Years	3.45
Ten Years	3.87

Portfolio Manager: William H. Ahern, CFA

* Source: Lipper, Inc. Class A of the Fund commenced investment operations on 12/7/93.

A $10,000 hypothetical investment at net asset value in Class C on 5/2/06 (commencement of operations) would have been valued at $10,279 on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.24% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 37.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Michigan Municipal Debt Funds Classification contained 22, 17 and 16 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Michigan Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is AA-.

AAA	29.5%
AA	37.8%
A	21.4%
BBB	8.6%
BB	1.0%
Not Rated	1.7%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	54
•	Average Maturity:	22.0 years
•	Average Effective Maturity:	17.0 years
•	Average Call Protection:	8.5 years
•	Average Dollar Price:	$94.31

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Minnesota Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1) Share Class Symbol	Class A ETMNX	Class B EVMNX	Class C ECMNX
Average Annual Total Returns (at net asset value)
One Year	0.51%	-0.39%	-0.19%
Five Years	4.21	3.43	N.A.
Ten Years	3.97	3.21	N.A.
Life of Fund†	4.27	4.38	2.39

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-4.24%	-5.20%	-1.15%
Five Years	3.21	3.09	N.A.
Ten Years	3.47	3.21	N.A.
Life of Fund†	3.92	4.38	2.39

†Inception date: Class A: 12/9/93; Class B: 7/29/91; Class C: 12/21/05

Total Annual Operating Expenses(2)	Class A	Class B	Class C
Expense ratio	0.98%	1.73%	1.73%

Distribution Rates/Yields	Class A	Class B	Class C
Distribution Rate(3)	4.26%	3.50%	3.49%
Taxable-Equivalent Distribution Rate(3),(4)	7.11	5.84	5.83
SEC 30-day Yield(5)	4.09	3.54	3.54
Taxable-Equivalent SEC 30-day Yield(4),(5)	6.83	5.91	5.91

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Minnesota Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	0.39%
Five Years	3.51
Ten Years	3.87

Portfolio Manager: Craig R. Brandon, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 7/29/91.

A $10,000 hypothetical investment at net asset value in Class A and Class C on 7/31/98 and 12/21/05 (commencement of operations), respectively, would have been valued at $14,769 ($14,068 at the maximum offering price) and $10,635, respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.20% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 40.10% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Minnesota Municipal Debt Funds Classification contained 41, 35 and 28 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Minnesota Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

* The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is AA.

AAA	30.7%
AA	42.4%
A	15.2%
BBB	4.7%
BB	1.1%
Not Rated	5.9%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	74
•	Average Maturity:	21.2 years
•	Average Effective Maturity:	16.0 years
•	Average Call Protection:	7.4 years
•	Average Dollar Price:	$95.28

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class C	Class I
Share Class Symbol	ETNJX	ECNJX	EINJX
Average Annual Total Returns (at net asset value)
One Year	-5.04%	-5.68%	N.A.
Five Years	3.54	N.A.	N.A.
Ten Years	3.96	N.A.	N.A.
Life of Fund†	4.97	0.74	5.73	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-9.52%	-6.59%	N.A.
Five Years	2.55	N.A.	N.A.
Ten Years	3.45	N.A.	N.A.
Life of Fund†	4.61	0.74	5.73	%††

†Inception date: Class A: 4/13/94; Class C: 12/14/05; Class I: 3/3/08

††Returns are cumulative since inception of the share class.

Total Annual Operating Expenses(2)	Class A	Class C	Class I
Expense Ratio	1.21%	1.96%	1.01%

Distribution Rates/Yields	Class A	Class C	Class I
Distribution Rate(3)	4.83%	4.02%	5.03%
Taxable-Equivalent Distribution Rate(3),(4)	8.16	6.79	8.50
SEC 30-day Yield(5)	4.73	4.20	5.18
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.99	7.10	8.75

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper New Jersey Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	-0.11%
Five Years	3.69
Ten Years	3.86

Portfolio Manager: Robert B. MacIntosh, CFA

*   Source: Lipper, Inc. Class A of the Fund commenced investment operations on 4/13/94.

A $10,000 hypothetical investment at net asset value in Class C and Class I on 12/14/05 (Class C commencement of operations) and 3/3/08 (Class I commencement of operations), respectively, would have been valued at $10,195 and $10,573, respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge.

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.42% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 40.83% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net assest value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New Jersey Municipal Debt Funds Classification contained 43, 36 and 30 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is A+.

AAA	18.5%
AA	39.4%
A	21.4%
BBB	13.8%
BB	0.3%
B	1.1%
Not Rated	5.5%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	100
•	Average Maturity:	27.3 years
•	Average Effective Maturity:	19.6 years
•	Average Call Protection:	9.7 years
•	Average Dollar Price:	$86.92

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PERFORMANCE INFORMATION

The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the Lehman Brothers Municipal Bond Index, an unmanaged index of municipal bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the Lehman Brothers Municipal Bond Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance(1)	Class A	Class B	Class C	Class I
Share Class Symbol	ETPAX	EVPAX	ECPAX	EIPAX
Average Annual Total Returns (at net asset value)
One Year	-3.52%	-4.30%	-4.29%	N.A.
Five Years	3.76	3.02	N.A.	N.A.
Ten Years	3.98	3.21	N.A.	N.A.
Life of Fund†	4.83	4.68	0.75	5.49	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-8.13%	-8.90%	-5.21%	N.A.
Five Years	2.76	2.68	N.A.	N.A.
Ten Years	3.48	3.21	N.A.	N.A.
Life of Fund†	4.47	4.68	0.75	5.49	%††

†Inception date: Class A: 6/1/94; Class B: 1/8/91; Class C: 1/13/06; Class I: 3/3/08

††Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses(2)	Class A	Class B	Class C	Class I
Expense Ratio	1.34%	2.09%	2.09%	1.14%

Distribution Rates/Yields	Class A	Class B	Class C	Class I
Distribution Rate(3)	4.80%	4.00%	4.01%	4.99%
Taxable-Equivalent Distribution Rate(3),(4)	7.62	6.35	6.36	7.92
SEC 30-day Yield(5)	4.84	4.30	4.29	5.30
Taxable-Equivalent SEC 30-day Yield(4),(5)	7.68	6.82	6.81	8.41

Index Performance(6)

Lehman Brothers Municipal Bond Index (Average Annual Total Returns)
One Year	2.83%
Five Years	4.34
Ten Years	4.91

Lipper Averages(7)

Lipper Pennsylvania Municipal Debt Funds Classification (Average Annual Total Returns)
One Year	-0.23%
Five Years	3.41
Ten Years	3.76

Portfolio Manager: Adam A. Weigold, CFA

* Source: Lipper, Inc. Class B of the Fund commenced investment operations on 1/8/91.

A $10,000 hypothetical investment at net asset value in Class A, Class C and Class I on 7/31/98, 1/13/06 (Class C commencement of operations) and 3/3/08 (Class I commencement of operations), respectively, would have been valued at $14,782 ($14,080 at the maximum offering price) $10,193 and $10,549, respectively, on 7/31/08. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

(1) Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge.

(2) Source: Prospectus dated 10/5/07, as supplemented 3/1/08. Includes interest expense of 0.54% relating to the Fund’s liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligations underlying such transactions, and as a result net asset value and performance have not been affected by this expense.

(3) The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value.

(4) Taxable-equivalent figures assume a maximum 37.00% combined federal and state income tax rate. A lower tax rate would result in lower tax-equivalent figures.

(5) The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result.

(6) It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only.

(7) The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Pennsylvania Municipal Debt Funds Classification contained 54, 48 and 45 funds for the 1-year, 5-year and 10-year time periods, respectively. Lipper Averages are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will l fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PORTFOLIO COMPOSITION

Rating Distribution*(1)

By total investments

*

The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements. Absent such securities, the Fund’s rating distribution at July 31, 2008, is as follows, and the average rating is AA-.

AAA	25.8%
AA	41.0%
A	17.1%
BBB	7.2%
BB	0.5%
Not Rated	8.4%

(1) Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. Although the investment adviser considers ratings when making investment decisions, it performs its own credit and investment analysis and does not rely primarily on the ratings assigned by the rating services. Credit quality can change from time to time, and recently issued credit ratings may not fully reflect the actual risks posed by a particular security or the issuer’s current financial condition.

Fund Statistics(2)

•	Number of Issues:	118
•	Average Maturity:	22.4 years
•	Average Effective Maturity:	18.1 years
•	Average Call Protection:	8.6 years
•	Average Dollar Price:	$93.01

(2) Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2008 – July 31, 2008).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance Arizona Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$976.60	$4.42
Class B	$1,000.00	$972.70	$8.09
Class C	$1,000.00	$973.60	$8.10
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.52
Class B	$1,000.00	$1,016.70	$8.27
Class C	$1,000.00	$1,016.70	$8.27

* Expenses are equal to the Fund's annualized expense ratio of 0.90% for Class A shares, 1.65% for Class B shares and 1.65% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES CONT'D

Eaton Vance Colorado Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$962.20	$4.05
Class B	$1,000.00	$957.40	$7.69
Class C	$1,000.00	$959.40	$7.60
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.17
Class B	$1,000.00	$1,017.00	$7.92
Class C	$1,000.00	$1,017.10	$7.82

* Expenses are equal to the Fund's annualized expense ratio of 0.83% for Class A shares, 1.58% for Class B shares and 1.56% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Connecticut Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period (2/1/08 – 7/31/08)
Actual*
Class A	$1,000.00	$971.20	$5.78
Class B	$1,000.00	$967.10	$9.44
Class C	$1,000.00	$967.20	$9.49
Class I	$1,000.00	$1,040.60	$3.91
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.00	$5.92
Class B	$1,000.00	$1,015.30	$9.67
Class C	$1,000.00	$1,015.20	$9.72
Class I	$1,000.00	$1,020.20	$4.67

*  Class I had not commenced operations as of February 1, 2008. Actual expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.94% for Class C shares and 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 151/366 for Class I (to reflect the period from commencement of operations on March 3, 2008 to July 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008 (February 29, 2008 for Class I).

** Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.94% for Class C shares and 0.93% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES CONT'D

Eaton Vance Michigan Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$979.90	$4.68
Class C	$1,000.00	$976.20	$8.35
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$4.77
Class C	$1,000.00	$1,016.40	$8.52

* Expenses are equal to the Fund's annualized expense ratio of 0.95% for Class A shares and 1.70% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Minnesota Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period* (2/1/08 – 7/31/08)
Actual
Class A	$1,000.00	$986.60	$4.10
Class B	$1,000.00	$982.20	$7.84
Class C	$1,000.00	$983.20	$7.74
Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.70	$4.17
Class B	$1,000.00	$1,017.00	$7.97
Class C	$1,000.00	$1,017.10	$7.87
* Expense are equal to the Fund's annualized expense ratio of 0.83% for Class A shares, 1.59% for Class B shares and 1.57% for Class C shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES CONT'D

Eaton Vance New Jersey Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period (2/1/08 – 7/31/08)
Actual*
Class A	$1,000.00	$968.10	$5.04
Class C	$1,000.00	$964.60	$8.65
Class I	$1,000.00	$1,057.30	$3.69
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.17
Class C	$1,000.00	$1,016.10	$8.87
Class I	$1,000.00	$1,020.50	$4.37

*  Class I had not commenced operations as of February 1, 2008. Actual expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.77% for Class C shares and 0.87% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 for Class A and Class C (to reflect the one-half year period) and by 151/366 for Class I (to reflect the period from commencement of operations on March 3, 2008 to July 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008 (February 29, 2008 for Class I).

** Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.03% for Class A shares, 1.77% for Class C shares and 0.87% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Municipals Funds as of July 31, 2008

FUND EXPENSES CONT'D

Eaton Vance Pennsylvania Municipals Fund

	Beginning Account Value (2/1/08)	Ending Account Value (7/31/08)	Expenses Paid During Period (2/1/08 – 7/31/08)
Actual*
Class A	$1,000.00	$972.10	$5.69
Class B	$1,000.00	$967.90	$9.35
Class C	$1,000.00	$968.00	$9.35
Class I	$1,000.00	$1,054.90	$4.32
Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.82
Class B	$1,000.00	$1,015.40	$9.57
Class C	$1,000.00	$1,015.40	$9.57
Class I	$1,000.00	$1,019.80	$5.12

*  Class I had not commenced operations as of February 1, 2008. Actual expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares and 1.02% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 151/366 for Class I (to reflect the period from commencement of operations on March 3, 2008 to July 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008 (February 29, 2008 for Class I).

** Hypothetical expenses are equal to the Fund's annualized expense ratio of 1.16% for Class A shares, 1.91% for Class B shares, 1.91% for Class C shares and 1.02% for Class I shares, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on January 31, 2008.

Eaton Vance Arizona Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 100.9%
Principal Amount (000's omitted)	Security	Value
Education — 2.7%
$1,500	Arizona Board of Regents, (University of Arizona), 5.00%, 6/1/33	$1,506,840
1,500	Glendale Industrial Development Authority, (Midwestern University), 5.00%, 5/15/25	1,458,375
		$2,965,215
Electric Utilities — 6.0%
$750	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$736,537
2,500	Salt River Agriculture Improvements and Power District, 4.75%, 1/1/35	2,462,900
3,290	Salt River Agriculture Improvements and Power District, 5.00%, 1/1/38	3,336,751
		$6,536,188
Escrowed / Prerefunded — 12.1%
$650	Arizona Health Facilities Authority, (John C. Lincoln Health Network), Prerefunded to 12/1/12, 5.75%, 12/1/32	$723,463
500	Glendale Industrial Development Authority, (Midwestern University), Prerefunded to 5/15/11, 5.75%, 5/15/21	541,380
7,500	Maricopa County, Single Family Mortgage Revenue, Escrowed to Maturity, 0.00%, 2/1/16	5,550,525
6,500	Phoenix Industrial Development Authority, Single Family Mortgage Revenue, Escrowed to Maturity, 0.00%, 12/1/14	5,115,825
1,000	Scottsdale Industrial Development Authority, (Scottsdale Healthcare), Prerefunded to 12/1/11, 5.70%, 12/1/21	1,099,010
		$13,030,203
General Obligations — 3.5%
$1,125	Puerto Rico, 0.00%, 7/1/18	$676,507
1,485	Tempe, 3.75%, 7/1/24	1,354,602
1,600	Tucson, 5.375%, 7/1/21	1,738,560
		$3,769,669
Health Care-Miscellaneous — 0.8%
$495	Yavapai County Industrial Development Authority, (West Yavapai Guidance Clinic Project), 6.25%, 12/1/36	$425,240

Principal Amount (000's omitted)	Security	Value
Health Care-Miscellaneous (continued)
$500	Yavapai County Industrial Development Authority, (West Yavapai Guidance Clinic Project), 6.625%, 8/15/24	$455,010
		$880,250
Hospital — 10.8%
$2,000	Arizona Health Facilities Authority, (Banner Health System), 5.00%, 1/1/35	$1,920,620
1,275	Glendale Industrial Development Authority, (John C. Lincoln Health Network), 5.00%, 12/1/28	1,142,808
750	Glendale Industrial Development Authority, (John C. Lincoln Health Network), 5.00%, 12/1/32	650,295
500	Glendale Industrial Development Authority, (John C. Lincoln Health Network), 5.00%, 12/1/37	424,070
1,750	Maricopa County Industrial Development Authority, (Catholic Healthcare), 5.25%, 7/1/32	1,632,662
1,350	Maricopa County Industrial Development Authority, (Catholic Healthcare), 5.50%, 7/1/26	1,333,287
1,800	Maricopa County Industrial Development Authority, (Mayo Clinic), 5.00%, 11/15/36	1,744,236
2,000	Scottsdale Industrial Development Authority, (Scottsdale Healthcare), 5.25%, 9/1/30	1,926,520
1,000	Winslow Industrial Development Authority, (Winslow Memorial Hospital), 5.50%, 6/1/22	921,990
		$11,696,488
Industrial Development Revenue — 0.5%
$650	Phoenix Industrial Development Authority, (America West Airlines, Inc.), (AMT), 6.25%, 6/1/19	$513,532
		$513,532
Insured-Education — 2.5%
$1,000	North Campus Facilities LLC, (Northern Arizona University), (AMBAC), 5.00%, 6/1/25	$1,005,730
1,800	Northern Arizona University, (Research Projects), (AMBAC), 5.00%, 9/1/30	1,741,500
		$2,747,230
Insured-Electric Utilities — 3.9%
$750	Maricopa County Pollution Control Corp., (El Paso Electric Co.), (FGIC), 4.80%, 8/1/40	$644,632
1,000	Mesa Utility System, (FGIC), 5.00%, 7/1/23	1,025,380
1,020	Mesa Utility System, (FSA), 4.25%, 7/1/29	920,927
380	Pima County Industrial Development Authority, (Tucson Electric Power Co.), (FSA), 7.25%, 7/15/10	382,345

See notes to financial statements

Eaton Vance Arizona Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Electric Utilities (continued)
$1,200	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16(1)	$1,270,532
		$4,243,816
Insured-Escrowed / Prerefunded — 4.3%
$1,000	Maricopa County Industrial Development Authority, (Samaritan Health Services), (MBIA), Escrowed to Maturity, 7.00%, 12/1/16	$1,203,910
1,000	Pima County Industrial Development Authority, (Carondolet Health Care Corp.), (MBIA), Escrowed to Maturity, 5.25%, 7/1/11	1,070,890
2,000	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(1)	2,134,663
250	Tucson Street and Highway Revenue, (FGIC), Prerefunded to 7/1/10, 5.00%, 7/1/18	262,797
		$4,672,260
Insured-General Obligations — 8.9%
$400	Flagstaff, (AMBAC), 3.25%, 7/1/23	$332,596
1,000	Goodyear, (FSA), 4.25%, 7/1/37	881,760
1,300	Goodyear, (MBIA), 3.00%, 7/1/26	985,634
2,920	Maricopa County Elementry School District No. 3, (FSA), 5.00%, 7/1/25	3,105,800
1,200	Maricopa County Unified School District No. 11, (MBIA), 5.00%, 7/1/25	1,209,312
2,350	Pinal County Unified School District No. 43, Apache Junction, (FSA), 5.00%, 7/1/24	2,474,221
500	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(2)(3)	584,270
		$9,573,593
Insured-Hospital — 3.0%
$1,195	Arizona Health Facilities Authority, (Arizona Healthcare Systems), (FGIC), 5.50%, 6/1/15	$1,250,173
2,000	Maricopa County Industrial Development Authority, (Mayo Clinic Hospital), (AMBAC), 5.25%, 11/15/37(4)	2,004,560
		$3,254,733
Insured-Housing — 0.8%
$1,000	Phoenix Industrial Development Authority, Student Housing Revenue, (Downtown Phoenix Student, LLC), (AMBAC), 4.50%, 7/1/42	$879,450
		$879,450

Principal Amount (000's omitted)	Security	Value
Insured-Lease Revenue / Certificates of Participation — 2.6%
$1,000	Arizona State University, (Research Infrastructure Projects), (AMBAC), 5.00%, 9/1/30	$992,030
500	Nogales Municipal Development Authority, Inc., (MBIA), 4.50%, 6/1/31	430,735
1,500	Phoenix Civic Improvement Corp., (Civic Plaza), (FGIC), 0.00%, 7/1/41	1,152,465
280	Prescott Municipal Property Corp., (MBIA), 5.00%, 7/1/34	279,989
		$2,855,219
Insured-Special Tax Revenue — 13.2%
$1,000	Arizona Tourism and Sports Authority, (Multipurpose Stadium Facility), (MBIA), 4.50%, 7/1/24	$966,840
1,000	Arizona Tourism and Sports Authority, (Multipurpose Stadium Facility), (MBIA), 5.00%, 7/1/25	1,015,630
750	Arizona Tourism and Sports Authority, (Multipurpose Stadium Facility), (MBIA), 5.00%, 7/1/28	751,590
5,000	Downtown Phoenix Hotel Corp., (FGIC), 5.00%, 7/1/36	4,648,550
2,000	Glendale Transportation, Excise Tax Revenue, (MBIA), 4.50%, 7/1/32	1,850,800
2,040	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	2,080,902
3,670	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	256,937
680	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	86,210
1,345	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	160,835
1,080	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	121,673
2,000	Queen Creek, Excise Tax & State Shared Revenue, (MBIA), 5.00%, 8/1/27	1,995,140
320	Scottsdale, (Municipal Property Corp.), (AMBAC), 4.50%, 7/1/35	302,794
		$14,237,901
Insured-Transportation — 7.6%
$3,000	Phoenix Civic Improvement Corp., Airport Revenue, (FGIC), (AMT), 5.25%, 7/1/27	$2,818,380
1,725	Pima County, Street and Highway Revenue, (AMBAC), 3.25%, 7/1/22	1,451,105
1,900	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	1,957,523
2,000	Puerto Rico Highway and Transportation Authority, (FGIC), 5.25%, 7/1/39	1,931,740
		$8,158,748

See notes to financial statements

Eaton Vance Arizona Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Water and Sewer — 2.7%
$950	Cottonwood Property Corp., Water Revenue, (XLCA), 5.00%, 7/1/29	$889,115
1,000	Phoenix Civic Improvement Corp., Wastewater System Revenue, (MBIA), 5.00%, 7/1/29	1,003,510
1,000	Phoenix Civic Improvement Corp., Water System Revenue, (FGIC), 5.00%, 7/1/22	1,021,700
		$2,914,325
Lease Revenue / Certificates of Participation — 0.4%
$450	Arizona Game and Fish Department & Commission, (AGF Adminstration Building), 5.00%, 7/1/32	$431,798
		$431,798
Other Revenue — 3.1%
$1,750	Arizona Health Facilities Authority, (Blood Systems, Inc.), 4.75%, 4/1/25	$1,606,063
16,505	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	693,705
10,765	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	259,759
1,000	Salt Verde Finacial Corporation, Senior Gas Revenue, 5.00%, 12/1/37	835,130
		$3,394,657
Senior Living / Life Care — 1.6%
$1,800	Arizona Health Facilities Authority, (Care Institute, Inc. - Mesa), 7.625%, 1/1/26(5)	$1,735,164
		$1,735,164
Special Tax Revenue — 4.2%
$1,000	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$989,570
1,750	Scottsdale, (Municipal Property Corp.), 4.25%, 7/1/31	1,606,780
1,000	Scottsdale, (Municipal Property Corp.), 4.50%, 7/1/32	954,820
1,000	Tempe Transportation, Excise Tax Revenue, 5.00%, 7/1/33	1,006,960
		$4,558,130
Student Loan — 1.9%
$2,000	Arizona Educational Loan Marketing Corp., (AMT), 6.30%, 12/1/08	$2,011,260
		$2,011,260
Transportation — 2.8%
$3,000	Arizona Transportation Board, Highway Revenue, 5.00%, 7/1/32	$3,061,020
		$3,061,020

Principal Amount (000's omitted)	Security	Value
Water and Sewer — 1.0%
$1,000	Central Arizona Water Conservation District, 5.50%, 11/1/09	$1,045,180
		$1,045,180
Total Tax-Exempt Investments — 100.9% (identified cost $110,227,567)		$109,166,029
Other Assets, Less Liabilities — (0.9)%		$(1,003,038)
Net Assets — 100.0%		$108,162,991

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Arizona municipalities. In addition, 12.9% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 49.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.8% to 13.5% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $584,270 or 0.5% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)  Security is in default with respect to scheduled principal payments.

See notes to financial statements

Eaton Vance Colorado Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 97.3%
Principal Amount (000's omitted)	Security	Value
Education — 2.6%
$1,000	Colorado Educational and Cultural Facilities Authority, (Alexander Dawson School), 5.30%, 2/15/29	$1,007,050
		$1,007,050
Electric Utilities — 3.5%
$500	Colorado Springs Utilities, 4.75%, 11/15/34	$477,565
375	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	368,269
500	Puerto Rico Electric Power Authority, 5.00%, 7/1/37	483,655
		$1,329,489
Escrowed / Prerefunded — 10.1%
$500	Colorado Health Facilities Authority, (Portercare Adventist Health), Prerefunded to 11/15/11, 6.50%, 11/15/31	$562,025
975	Colorado Water Resources and Power Development Authority, Prerefunded to 9/1/11, 5.00%, 9/1/21	1,041,436
3,000	Dawson Ridge Metropolitan District #1, Escrowed to Maturity, 0.00%, 10/1/22	1,502,730
715	University of Colorado Hospital Authority, Prerefunded to 11/15/11, 5.60%, 11/15/25	774,288
		$3,880,479
Hospital — 9.9%
$500	Aspen Valley Hospital District, (Colorado Hospital), 5.00%, 10/15/26	$467,070
1,150	Colorado Health Facilities Authority, (Adventist Health/Sunbelt), 5.25%, 11/15/35	1,093,949
750	Colorado Health Facilities Authority, (Catholic Health Initiatives), 4.50%, 9/1/38	655,252
500	Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/25	476,235
320	Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/25	303,085
350	Colorado Health Facilities Authority, (Parkview Medical Center), 5.00%, 9/1/37	314,926
500	Colorado Health Facilities Authority, (Vail Valley Medical Center), 5.80%, 1/15/27	502,340
		$3,812,857
Housing — 5.4%
$985	Colorado Housing and Finance Authority, (Birchwood Manor Project), (AMT), 5.50%, 9/20/36	$919,655
830	Denver, Multi-family Housing, (Bank Lofts), (FHA), (AMT), 6.15%, 12/1/16	831,195
325	Lake Creek, (Affordable Housing Corp.), 6.25%, 12/1/23	328,260
		$2,079,110

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue — 5.8%
$500	Colorado Health Facilities Authority, (Waste Management, Inc.), (AMT), 5.70%, 7/1/18	$476,500
120	Denver City and County Special Facilities, (United Airlines), (AMT), 5.25%, 10/1/32	73,967
320	Denver City and County Special Facilities, (United Airlines), (AMT), 5.75%, 10/1/32	212,598
530	Fort Collins, Pollution Control Revenue, (Anheuser-Busch Cos., Inc.), 4.70%, 9/1/40	480,498
340	Park Meadows Business Improvement District, 5.35%, 12/1/31	311,811
500	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	233,445
525	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	437,204
		$2,226,023
Insured-Education — 7.6%
$1,900	Colorado Educational and Cultural Facilities Authority, (University of Denver), (FGIC), 5.00%, 3/1/35	$1,886,111
610	Colorado School of Mines, (MBIA), 0.00%, 12/1/21	300,157
750	Colorado State Board of Governors, (University Enterprise System), (FSA), 5.00%, 3/1/38	746,520
		$2,932,788
Insured-Electric Utilities — 2.0%
$750	Arkansas River Power Authority, (XLCA), 5.875%, 10/1/26	$782,602
		$782,602
Insured-General Obligations — 9.2%
$270	Castle Pines North Metropolitan District, (FSA), 5.00%, 12/1/27	$274,957
1,000	Castlewood Ranch Metropolitan District, (XLCA), 4.25%, 12/1/34	861,950
665	McKay Landing Metropolitan District No. 2, (AMBAC), 4.25%, 12/1/36	577,153
500	Moffat County School District No. RE001, (FSA), 5.25%, 12/1/27	518,640
1,000	Pueblo County School District #70, (FGIC), 5.00%, 12/1/19	1,055,140
200	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(1)(2)	233,708
		$3,521,548
Insured-Hospital — 3.9%
$750	Colorado Health Facilities Authority, (Catholic Health), (FSA), 5.10%, 10/1/41	$746,377
750	Colorado Health Facilities Authority, (Poudre Valley Health Care, Inc.), (FSA), 5.25%, 3/1/40	751,830
		$1,498,207

See notes to financial statements

Eaton Vance Colorado Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Housing — 1.9%
$750	Denver City and County Housing Authority, Capital Fund Program Revenue, (Three Towers Rehabilitation Project), (FSA), (AMT), 5.20%, 11/1/27	$731,243
		$731,243
Insured-Special Tax Revenue — 9.0%
$500	Denver Convention Center, (XLCA), 4.75%, 12/1/35	$409,010
1,500	Denver Convention Center, (XLCA), 5.125%, 12/1/26	1,337,520
830	Regional Transportation District, (Fastracks Project), (AMBAC), 4.375%, 11/1/36	738,576
1,000	Sand Creek Metropolitan District, (XLCA), 5.375%, 12/1/27	959,870
		$3,444,976
Insured-Transportation — 16.3%
$1,000	Denver City and County, Airport Revenue, (MBIA), (AMT), 5.00%, 11/15/30	$891,380
2,750	E-470 Colorado Public Highway Authority, (MBIA), 0.00%, 9/1/16	1,849,238
1,500	Northwest Parkway Public Highway Authority, (FSA), Prerefunded to 6/15/11, 5.25%, 6/15/41(3)	1,614,945
3,095	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/18	1,888,352
		$6,243,915
Insured-Water and Sewer — 0.3%
$150	Colorado Water Resources and Power Development Authority, (Colorado UTE Electric Association), (FSA), 4.375%, 8/1/35	$133,848
		$133,848
Senior Living / Life Care — 3.5%
$400	Colorado Health Facilities Authority, (Covenant Retirement Communities, Inc.), 5.00%, 12/1/35	$328,104
750	Colorado Health Facilities Authority, (Evangelical Lutheran Project), 5.25%, 6/1/36	679,898
425	Logan County Industrial Development, (TLC Care Choices, Inc.), 6.875%, 12/1/23(4)	325,261
		$1,333,263
Special Tax Revenue — 2.9%
$400	Bachelor Gulch Metropolitan District, 6.70%, 11/15/19	$405,220
360	Bell Mountain Ranch Metropolitan District, 6.625%, 11/15/25	360,158
350	Black Hawk, Device Tax, 5.00%, 12/1/18	336,718
		$1,102,096

Principal Amount (000's omitted)	Security	Value
Transportation — 1.8%
$300	Eagle County, (Eagle County Airport Terminal), (AMT), 5.25%, 5/1/20	$263,172
500	Walker Field Public Airport Authority, 4.75%, 12/1/27	421,175
		$684,347
Water and Sewer — 1.6%
$540	Colorado Water Resources and Power Development Authority, 5.50%, 9/1/22	$600,637
		$600,637
Total Tax-Exempt Investments — 97.3% (identified cost $38,981,245)		$37,344,478
Other Assets, Less Liabilities — 2.7%		$1,049,942
Net Assets — 100.0%		$38,394,420

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FHA - Federal Housing Administration

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Colorado municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 51.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 7.9% to 15.4% of total investments.

(1)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $233,708 or 0.6% of the Fund's net assets.

(2)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)  Security is in default and making only partial interest payments.

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 107.0%

Principal Amount (000's omitted)	Security	Value
Education — 11.6%
$1,000	Connecticut Health and Educational Facilities Authority, (Fairfield University), 5.00%, 7/1/34	$994,210
2,500	Connecticut Health and Educational Facilites Authority, (University of Hartford), (RADIAN), 5.25%, 7/1/32	2,269,250
5,000	Connecticut Health and Educational Facilities Authority, (Yale University), 4.85%, 7/1/37(1)	5,021,380
4,220	Connecticut Health and Educational Facilities Authority, (Yale University), 5.00%, 7/1/42	4,261,905
1,350	University of Connecticut, 5.00%, 5/15/23	1,379,686
		$13,926,431
Electric Utilities — 3.8%
$3,135	Connecticut Development Authority, (Connecticut Light and Power), 5.85%, 9/1/28	$3,126,003
1,500	Connecticut Development Authority, Solid Waste Disposal, (PSEG Power LLC), (AMT), 5.75%, 11/1/37	1,425,675
		$4,551,678
Escrowed / Prerefunded — 5.0%
$3,010	Connecticut Clean Water Fund, Prerefunded to 10/1/11, 5.50%, 10/1/19	$3,270,245
1,500	Connecticut Health and Educational Facilities Authority, (Loomis Chaffee School), Prerefunded to 7/1/11, 5.25%, 7/1/31	1,624,620
795	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13, 5.125%, 7/1/29	871,861
170	Puerto Rico Public Finance Corp., Escrowed to Maturity, 6.00%, 8/1/26	194,516
		$5,961,242
General Obligations — 7.6%
$1,750	Connecticut, 0.00%, 11/1/09	$1,702,067
1,000	Fairfield, 5.00%, 1/1/23	1,076,830
1,475	North Haven, 5.00%, 7/15/23	1,582,940
1,490	North Haven, 5.00%, 7/15/25	1,596,013
1,065	Puerto Rico, 0.00%, 7/1/15	768,163
400	Redding, 5.50%, 10/15/18	450,776
650	Redding, 5.625%, 10/15/19	738,803
535	Wilton, 5.25%, 7/15/18	598,467
535	Wilton, 5.25%, 7/15/19	593,288
		$9,107,347

Principal Amount (000's omitted)	Security	Value
Housing — 2.1%
$780	Connecticut Housing Finance Authority, 4.70%, 5/15/28	$772,021
2,000	Connecticut Housing Finance Authority, (AMT), 5.15%, 5/15/38	1,765,420
		$2,537,441
Industrial Development Revenue — 8.6%
$550	Connecticut Development Authority, (Mystic Marinelife Aquarium), 4.75%, 5/1/42	$491,904
3,065	Connecticut Development Authority, Airport Facility, (Signature Flight), (AMT), 6.625%, 12/1/14	3,000,512
4,500	Eastern Connecticut Resource Recovery Authority, (Wheelabrator Lisbon), (AMT), 5.50%, 1/1/20	4,218,480
700	Puerto Rico Port Authority, (American Airlines, Inc.), (AMT), 6.25%, 6/1/26	326,823
1,350	Sprague Environmental Improvement, (International Paper Co.), (AMT), 5.70%, 10/1/21	1,253,583
1,320	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	1,099,256
		$10,390,558
Insured-Education — 10.5%
$1,550	Connecticut Health and Educational Facilities Authority, (Connecticut College), (MBIA), 5.00%, 7/1/32	$1,543,506
1,950	Connecticut Health and Educational Facilities Authority, (Loomis Chaffee School), (AMBAC), 5.25%, 7/1/30	2,065,362
2,050	Connecticut Health and Educational Facilities Authority, (Loomis Chaffee School), (AMBAC), 5.25%, 7/1/31	2,159,675
5,305	Connecticut Health and Educational Facilities Authority, (Trinity College), (MBIA), 5.50%, 7/1/21	5,790,248
1,000	University of Connecticut, (FGIC), 5.00%, 2/15/24	1,037,470
		$12,596,261
Insured-Electric Utilities — 5.9%
$4,000	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	$3,887,560
3,000	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16(1)	3,176,330
		$7,063,890
Insured-Escrowed / Prerefunded — 7.1%
$1,500	Connecticut, (FSA), Prerefunded to 10/15/12, 5.00%, 10/15/19	$1,623,810
1,000	Connecticut Health and Educational Facilities Authority, (Greenwich Academy), (FSA), Prerefunded to 3/1/11, 5.00%, 3/1/32	1,070,200

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$1,000	Connecticut Special Tax Transportation Infrastructure, (FSA), Prerefunded to 10/1/11, 5.00%, 10/1/21	$1,071,050
515	Puerto Rico, (FGIC), Prerefunded to 7/1/12, 5.00%, 7/1/32	553,471
2,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(1)	2,666,822
1,500	Suffield, (MBIA), Prerefunded to 6/15/11, 4.75%, 6/15/21	1,588,650
		$8,574,003
Insured-General Obligations — 5.3%
$3,870	Bridgeport, (FGIC), 4.75%, 8/15/21	$3,796,586
1,000	Connecticut, (AMBAC), 5.25%, 6/1/20	1,090,820
1,000	New Britain, (MBIA), 6.00%, 3/1/12	1,065,390
350	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(2)(3)	408,989
		$6,361,785
Insured-Hospital — 3.4%
$2,000	Connecticut Health and Educational Facilities Authority, (Children's Medical Center), (MBIA), 5.00%, 7/1/21	$2,048,760
1,000	Connecticut Health and Educational Facilities Authority, (William W. Backus Hospital), (FSA), 5.00%, 7/1/26	1,009,850
1,000	Connecticut Health and Educational Facilities Authority, (William W. Backus Hospital), (FSA), 5.125%, 7/1/35	990,580
		$4,049,190
Insured-Housing — 0.7%
$985	Connecticut Housing Finance Authority, (AMBAC), 5.10%, 11/15/38	$864,416
		$864,416
Insured-Lease Revenue / Certificates of Participation — 2.8%
$3,250	Puerto Rico Public Buildings Authority, (AMBAC), 5.50%, 7/1/21	$3,326,895
		$3,326,895
Insured-Pooled Loans — 0.8%
$1,000	Connecticut Higher Education Supplemental Loan Authority, (MBIA), (AMT), 5.25%, 11/15/21	$959,270
		$959,270

Principal Amount (000's omitted)	Security	Value
Insured-Special Tax Revenue — 2.6%
$2,000	Connecticut Special Tax Transportation Infrastructure, (AMBAC), 5.00%, 7/1/24	$2,069,620
1,000	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	1,020,050
		$3,089,670
Insured-Transportation — 9.0%
$5,500	Connecticut Airport, (Bradley International Airport), (FGIC), (AMT), 5.125%, 10/1/26	$5,123,965
500	Guam International Airport Authority, (MBIA), 5.25%, 10/1/23	513,605
3,900	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(1)	4,018,073
1,750	Puerto Rico Highway and Transportation Authority, (AMBAC), 0.00%, 7/1/16	1,206,800
		$10,862,443
Insured-Water and Sewer — 6.1%
$1,000	Connecticut Development Authority, (Aquarion Water Co. of Connecticut), (XLCA), 4.70%, 7/1/36	$798,000
1,000	Connecticut Development Authority, (Aquarion Water Co. of Connecticut), (XLCA), 5.10%, 9/1/37	848,550
3,420	South Central Connecticut Regional Water Authority, (MBIA), 5.25%, 8/1/24	3,661,794
1,000	South Central Connecticut Regional Water Authority, (MBIA), 5.25%, 8/1/31	1,015,840
1,000	South Central Connecticut Regional Water Authority, (MBIA), 5.25%, 8/1/32	1,016,610
		$7,340,794
Lease Revenue / Certificates of Participation — 1.7%
$1,830	Puerto Rico Public Finance Corp., (Commonwealth Appropriation), Escrowed to Maturity, 6.00%, 8/1/26	$2,093,904
		$2,093,904
Other Revenue — 0.6%
$8,700	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$365,661
16,465	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	397,300
		$762,961

See notes to financial statements

Eaton Vance Connecticut Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care — 0.7%
$1,000	Connecticut Development Authority, (Alzheimers Resource Center), 5.50%, 8/15/27	$848,620
		$848,620
Solid Waste — 2.2%
$2,750	Connecticut Resource Recovery Authority, (American REF-FUEL Co.), (AMT), 6.45%, 11/15/22	$2,672,065
		$2,672,065
Special Tax Revenue — 7.4%
$3,180	Connecticut Special Tax Obligation, Transportation Infrastructure, 6.125%, 9/1/12(4)	$3,454,593
2,000	Connecticut Special Tax Obligation, Transportation Infrastructure, 6.50%, 10/1/12	2,264,200
3,235	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	3,201,259
		$8,920,052
Transportation — 0.4%
$500	Puerto Rico Highway and Transportation Authority, 5.50%, 7/1/15	$540,705
		$540,705
Water and Sewer — 1.1%
$1,250	Connecticut Clean Water Fund, 6.00%, 10/1/12	$1,356,275
		$1,356,275
Total Tax-Exempt Investments — 107.0% (identified cost $129,688,632)		$128,757,896
Other Assets, Less Liabilities — (7.0)%		$(8,393,461)
Net Assets — 100.0%		$120,364,435

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

RADIAN - Radian Group, Inc.

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Connecticut municipalities. In addition, 24.1% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 50.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.3% to 17.4% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $408,989 or 0.3% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(4)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Michigan Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 103.9%
Principal Amount (000's omitted)	Security	Value
Education — 3.3%
$1,250	Michigan Higher Education Facilities Authority, (Creative Studies), 5.85%, 12/1/22	$1,371,012
750	Michigan Higher Education Facilities Authority, (Hillsdale College), 5.00%, 3/1/35	713,977
		$2,084,989
Electric Utilities — 1.2%
$780	Puerto Rico Electric Power Authority, 5.00%, 7/1/25	$765,999
		$765,999
Escrowed / Prerefunded — 5.4%
$530	Macomb County Hospital Finance Authority, (Mount Clemens General Hospital), Prerefunded to 11/15/13, 5.875%, 11/15/34	$590,669
750	Michigan Hospital Finance Authority, (Sparrow Obligation Group), Prerefunded to 11/15/11, 5.625%, 11/15/36	819,592
790	Puerto Rico Electric Power Authority, Prerefunded to 7/1/13, 5.125%, 7/1/29	866,377
1,000	Puerto Rico Highway and Transportation Authority, Prerefunded to 7/1/16, 5.00%, 7/1/36	1,106,920
		$3,383,558
General Obligations — 1.8%
$500	Kent County Building Authority, 5.50%, 6/1/26	$566,780
570	Puerto Rico Public Buildings Authority, (Commonwealth Guaranteed), 5.25%, 7/1/29	562,145
		$1,128,925
Hospital — 19.2%
$500	Allegan Hospital Finance Authority, (Allegan General Hospital), 7.00%, 11/15/21	$514,935
410	Gaylord Hospital Finance Authority, (Otsego Memorial Hospital Association), 6.20%, 1/1/25	385,363
690	Kent Hospital Finance Authority, (Spectrum Health), 5.50%, 1/15/47	725,783
170	Mecosta County, (Michigan General Hospital), 5.75%, 5/15/09	170,036
2,000	Michigan Hospital Finance Authority, (Central Michigan Community Hospital), 6.25%, 10/1/27	2,000,640
1,500	Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	1,354,110
1,105	Michigan Hospital Finance Authority, (McLaren Healthcare), 5.00%, 8/1/35	1,019,020

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$500	Michigan Hospital Finance Authority, (Mid Michigan Obligation Group), 5.00%, 4/15/36	$452,135
1,500	Michigan Hospital Finance Authority, (Oakwood Hospital System), 5.75%, 4/1/32	1,502,295
1,500	Michigan Hospital Finance Authority, (Oakwood Obligation Group), 5.00%, 7/15/37	1,308,030
1,300	Michigan Hospital Finance Authority, (Sparrow Obligation Group), 5.00%, 11/15/36	1,191,528
950	Michigan Hospital Finance Authority, (Trinity Health), 5.00%, 8/15/34	917,785
575	Monroe County Hospital Finance Authority, (Mercy Memorial Hospital Corp.), 5.375%, 6/1/26	471,322
		$12,012,982
Insured-Education — 6.0%
$3,800	Wayne University, (MBIA), 5.00%, 11/15/37	$3,747,940
		$3,747,940
Insured-Electric Utilities — 3.4%
$300	Michigan Strategic Fund, (Detroit Edison Co.), (FGIC), 6.95%, 5/1/11	$326,700
2,000	Michigan Strategic Fund, (Detroit Edison Co.), (MBIA), (AMT), 5.55%, 9/1/29	1,813,200
		$2,139,900
Insured-Escrowed / Prerefunded — 8.9%
$2,000	Detroit School District, (FGIC), Prerefunded to 5/1/13, 5.25%, 5/1/28	$2,190,140
1,000	Novi Building Authority, (FSA), Prerefunded to 10/1/10, 5.50%, 10/1/25	1,076,850
2,165	Warren, Water and Sewer, (FSA), Prerefunded to 11/1/11, 5.25%, 11/1/26	2,334,260
		$5,601,250
Insured-General Obligations — 31.1%
$850	Allen Park Public School District, (FSA), 4.25%, 5/1/29	$766,267
1,005	Brighton School District, (AMBAC), 0.00%, 5/1/18	635,110
2,500	Detroit City School District, (FSA), 5.25%, 5/1/32	2,661,875
1,000	Detroit City School District, (FSA), 6.00%, 5/1/29	1,165,470
1,000	Grand Blanc Community Schools, (FSA), 5.00%, 5/1/28(1)	1,009,370
1,000	Healthsource Saginaw, Inc., Saginaw County, (MBIA), 5.00%, 5/1/29	987,210
1,900	Holland School District, (AMBAC), 0.00%, 5/1/17	1,273,722
1,000	Hudsonville Public Schools, (FSA), 5.00%, 5/1/29	1,006,380

See notes to financial statements

Eaton Vance Michigan Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$2,410	Okemos Public School District, (MBIA), 0.00%, 5/1/16	$1,727,850
500	Otsego Public School District, (FSA), 4.25%, 5/1/34	438,765
2,790	Parchment School District, (MBIA), 5.00%, 5/1/25	2,932,513
350	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(2)(3)	408,989
1,400	Redford Union School District No. 1, (AMBAC), 5.00%, 5/1/22	1,475,516
1,250	Van Dyke Public Schools, (MBIA), 5.00%, 5/1/38	1,246,063
1,965	Woodhaven Brownstown School District, (FSA), 4.00%, 5/1/27	1,756,258
		$19,491,358
Insured-Housing — 0.1%
$40	Michigan Housing Development Authority, Rental Housing, (MBIA), (AMT), 5.30%, 10/1/37	$35,910
		$35,910
Insured-Lease Revenue / Certificates of Participation — 1.4%
$3,000	Michigan Building Authority, (FGIC), (FSA), 0.00%, 10/15/29	$885,090
		$885,090
Insured-Transportation — 4.5%
$1,000	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(4)	$1,030,275
2,000	Wayne Charter County Airport, (MBIA), (AMT), 5.00%, 12/1/28	1,781,760
		$2,812,035
Insured-Water and Sewer — 3.6%
$2,500	Detroit Sewer Disposal System, (MBIA), 4.50%, 7/1/35	$2,227,975
		$2,227,975
Other Revenue — 1.5%
$1,090	Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	$910,532
		$910,532
Special Tax Revenue — 7.7%
$3,050	Detroit, Downtown Tax Increment, 0.00%, 7/1/16	$2,088,701
2,000	Detroit, Downtown Tax Increment, 0.00%, 7/1/20	1,066,080
10,000	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	613,900

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue (continued)
$1,090	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$1,078,631
		$4,847,312
Transportation — 4.8%
$3,000	Kent County Airport Facility, 5.00%, 1/1/25(4)	$3,009,225
		$3,009,225
Total Tax-Exempt Investments — 103.9% (identified cost $64,472,099)		$65,084,980
Other Assets, Less Liabilities — (3.9)%		$(2,416,234)
Net Assets — 100.0%		$62,668,746

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by Michigan municipalities. In addition, 10.3% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 56.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.6% to 25.4% of total investments.

(1)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $408,989 or 0.7% of the Fund's net assets.

(3)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(4)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

See notes to financial statements

Eaton Vance Minnesota Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 100.2%
Principal Amount (000's omitted)	Security	Value
Education — 9.9%
$350	Hopkins, (Blake School), 4.625%, 9/1/24	$337,095
750	Minnesota Higher Education Facilities Authority, (Augsburg College), 5.00%, 5/1/36	664,830
1,250	Minnesota Higher Education Facilities Authority, (Hamline University), 6.00%, 10/1/29	1,254,337
1,030	Minnesota Higher Education Facilities Authority, (Macalester College), 4.25%, 3/1/27	955,912
1,500	Minnesota Higher Education Facilities Authority, (Macalester College), 4.25%, 3/1/32	1,332,210
575	Minnesota Higher Education Facilities Authority, (Minneapolis College of Art), 5.375%, 5/1/21	563,011
1,000	Minnesota Higher Education Facilities Authority, (St. Olaf College), 4.50%, 10/1/32	897,660
1,380	St. Cloud Housing and Redevelopment Authority, (University Foundation), 5.00%, 5/1/23	1,402,522
1,000	University of Minnesota, (State Supported Stadium Debt), 5.00%, 8/1/29	1,017,810
		$8,425,387
Electric Utilities — 3.6%
$500	Minnesota Municipal Power Agency, 4.75%, 10/1/32	$458,275
750	Minnesota Municipal Power Agency, 5.00%, 10/1/34	712,192
2,000	Minnesota Municipal Power Agency, 5.00%, 10/1/35	1,897,440
		$3,067,907
Escrowed / Prerefunded — 7.0%
$1,980	Chaska Electric, Prerefunded to 10/1/10, 6.10%, 10/1/30	$2,129,134
500	Columbia Heights, Multi-family Mortgage Revenue, (Housing Crest), (GNMA), Prerefunded to 10/20/12, 6.625%, 4/20/43	592,885
1,980	Rochester Electric, Prerefunded to 12/1/10, 5.25%, 12/1/30	2,109,947
1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet Health Services), Prerefunded to 7/1/14, 5.25%, 7/1/30	1,099,770
		$5,931,736
General Obligations — 11.3%
$750	Dakota County Community Development Agency, (Senior Housing Facilities), 5.00%, 1/1/21	$766,013
500	Dakota County Community Development Agency, (Senior Housing Facilities), 5.125%, 1/1/35	499,620
2,000	Duluth, 5.00%, 2/1/34(1)	2,018,080

Principal Amount (000's omitted)	Security	Value
General Obligations (continued)
$635	Golden Valley, 4.75%, 2/1/24	$650,164
825	Minneapolis and St. Paul General Obligation, Metropolitan Airport Commission, (AMT), 4.50%, 1/1/15	827,780
1,000	Minnesota, 5.00%, 11/1/26	1,036,860
2,000	Minnetonka Independent School District No. 276, 5.00%, 2/1/28	2,064,120
1,000	St. Michael Independent School District No. 885, 4.50%, 2/1/28	969,680
750	Zumbrota-Mazeppa Independent School District No. 2805, 4.50%, 2/1/28	733,793
		$9,566,110
Hospital — 7.1%
$1,000	Douglas County, (Douglas County Hospital Project), 6.25%, 7/1/38(1)	$993,240
1,000	Maple Grove Health Care System, (Maple Grove Hospital Corp.), 5.25%, 5/1/37	936,650
700	Martin County, (Fairmont Community Hospital Association), 6.625%, 9/1/22	714,280
500	Northfield, 5.375%, 11/1/31	466,375
1,500	Rochester Health Care Facilities, (Mayo Clinic), 5.00%, 11/15/36	1,457,865
500	Shakopee Health Care Facilities, (St. Francis Regional Medical Center), 5.25%, 9/1/34	449,030
1,000	St. Louis Park, Health Care Facilities Revenue, (Nicollet Health Services), 5.75%, 7/1/30(1)	996,240
		$6,013,680
Housing — 6.0%
$500	Minneapolis, Multi-family Housing, (Bottineau Commons), (AMT), 5.45%, 4/20/43	$461,365
1,000	Minnesota Housing Finance Agency, (AMT), 4.80%, 7/1/38	815,120
1,000	Minnesota Housing Finance Agency, (AMT), 4.85%, 7/1/38	828,980
500	Minnesota Housing Finance Agency, (AMT), 5.00%, 8/1/40	423,635
1,000	Minnesota Housing Finance Agency, (AMT), 5.25%, 7/1/33	908,390
1,650	Minnetonka, Multi-family Housing, (Archer Heights Apartments), (AMT), 6.00%, 1/20/27	1,626,438
		$5,063,928
Industrial Development Revenue — 1.1%
$1,000	Cloquet, (Potlach Corp.), 5.90%, 10/1/26	$946,750
		$946,750

See notes to financial statements

Eaton Vance Minnesota Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Education — 1.8%
$1,000	Minnesota State Colleges and University, (MBIA), 5.00%, 10/1/32	$1,010,730
500	Minnesota State Colleges and University, (St. Cloud State University), (FSA), 5.00%, 10/1/19	523,110
		$1,533,840
Insured-Electric Utilities — 12.9%
$1,000	Northern Municipal Power Agency, (AGC), 5.00%, 1/1/21	$1,033,340
1,150	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/34	1,119,778
2,000	Rochester Electric, (MBIA), 4.50%, 12/1/26	1,906,160
950	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/21(2)	524,866
10,000	Southern Minnesota Municipal Power Agency, (MBIA), 0.00%, 1/1/25	4,392,900
2,000	Western Minnesota Municipal Power Agency, (FSA), 5.00%, 1/1/36	1,999,920
		$10,976,964
Insured-Escrowed / Prerefunded — 5.4%
$1,270	Hopkins Housing and Redevelopment Authority, (Public Works and Fire Station), (MBIA), Prerefunded to 2/1/13, 5.00%, 2/1/20(3)	$1,372,730
1,500	Minneapolis and St. Paul Metropolitan Airport Commission, (FGIC), Prerefunded to 1/1/11, 5.25%, 1/1/32(3)	1,593,765
1,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(4)	1,600,495
		$4,566,990
Insured-General Obligations — 12.3%
$1,525	Alexandria Independent School District No. 206, (FSA), 5.00%, 2/1/27	$1,573,892
2,245	Cambridge Independent School District No. 911, (MBIA), 0.00%, 2/1/29	713,573
2,000	Chaska Independent School District No. 112, (MBIA), 4.50%, 2/1/28	1,949,300
685	Chatfield Independent School District No. 227, (FSA), 4.625%, 2/1/32	667,279
500	Dayton, (XLCA), 4.375%, 2/1/34	453,235
1,000	Farmington Independent School District No. 192, (FSA), 4.50%, 2/1/22	1,009,510
1,005	Fergus Falls Independent School District No. 544, (FSA), 4.625%, 1/1/28	997,965
1,000	Rosemount Independent School District No. 196, (FSA), 5.00%, 2/1/23	1,027,320

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$1,000	Spring Lake Park Independent School District No. 16, (FSA), 5.00%, 2/1/22	$1,042,520
1,000	St. Francis Independent School District No. 15, (MBIA), 5.00%, 2/1/27	1,004,810
		$10,439,404
Insured-Hospital — 5.1%
$1,000	Minneapolis Health Care System, (Fairview Health Services), (AMBAC), 5.00%, 11/15/30	$967,300
1,000	Minneapolis Health Care System, (Fairview Health Services), (AMBAC), 5.00%, 11/15/34	967,260
2,000	Minnesota Agricultural and Economic Development Board, (Essentia Health), (AGC), 5.00%, 2/15/37	1,973,020
450	Plymouth, (Westhealth), (FSA), 6.25%, 6/1/16	451,836
		$4,359,416
Insured-Other Revenue — 1.0%
$800	St. Paul Housing and Redevelopment Authority, (Block 19), (FSA), 5.35%, 8/1/29	$808,888
		$808,888
Insured-Special Tax Revenue — 3.5%
$2,000	St. Paul, Sales Tax Revenue, (XLCA), 5.00%, 11/1/30	$1,932,120
1,000	Washington County Housing and Redevelopment Authority, (Annual Appropriation), (MBIA), 5.50%, 2/1/32	1,009,170
		$2,941,290
Insured-Transportation — 3.3%
$2,000	Minneapolis and St. Paul Metropolitan Airport Commission, (AMBAC), 4.50%, 1/1/32(3)	$1,847,260
1,000	Minneapolis and St. Paul Metropolitan Airport Commission, (AMBAC), (AMT), 5.00%, 1/1/22	948,400
		$2,795,660
Miscellaneous — 2.4%
$2,000	Minneapolis Art Center Facilities, (Walker Art Center), 5.125%, 7/1/21	$2,041,680
		$2,041,680
Senior Living / Life Care — 1.8%
$670	Minneapolis, (Walker Methodist Senior Services), 6.00%, 11/15/28	$591,644
975	St. Paul Housing and Redevelopment, (Care Institute, Inc. - Highland), 8.75%, 11/1/24(5)	916,188
		$1,507,832

See notes to financial statements

Eaton Vance Minnesota Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Special Tax Revenue — 4.7%
$2,000	Hennepin County, Sales Tax Revenue, 4.75%, 12/15/33	$1,982,420
2,000	Hennepin County, Sales Tax Revenue, 4.75%, 12/15/37	1,971,840
		$3,954,260
Total Tax-Exempt Investments — 100.2% (identified cost $85,656,585)		$84,941,722
Other Assets, Less Liabilities — (0.2)%		$(177,551)
Net Assets — 100.0%		$84,764,171

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae)

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Minnesota municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 45.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.8% to 16.4% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(4)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(5)  Security is in default with respect to scheduled principal payments.

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 106.5%
Principal Amount (000's omitted)	Security	Value
Education — 2.6%
$750	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/27	$715,537
750	New Jersey Educational Facilities Authority, (Georgian Court University), 5.00%, 7/1/33	700,387
660	New Jersey Educational Facilities Authority, (Georgian Court University), 5.25%, 7/1/37	623,469
4,035	New Jersey Educational Facilities Authority, (Princeton University), 4.50%, 7/1/37(1)	3,864,965
1,025	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/27	964,586
880	New Jersey Educational Facilities Authority, (Stevens Institute of Technology), 5.00%, 7/1/34	774,409
		$7,643,353
Electric Utilities — 3.3%
$9,000	Puerto Rico Electric Power Authority, Series N, 0.00%, 7/1/17	$5,932,080
2,000	Puerto Rico Electric Power Authority, Series O, 0.00%, 7/1/17	1,318,240
2,500	Salem County Pollution Control Financing, (Public Service Enterprise Group, Inc.), (AMT), 5.75%, 4/1/31	2,330,725
		$9,581,045
Escrowed / Prerefunded — 2.5%
$3,175	Tobacco Settlement Financing Corp., Prerefunded to 6/1/13, 6.75%, 6/1/39	$3,691,604
3,000	Tobacco Settlement Financing Corp., Prerefunded to 6/1/13, 6.75%, 6/1/39(1)	3,488,130
		$7,179,734
General Obligations — 1.0%
$3,000	Mercer County Improvement Authority, 0.00%, 4/1/10	$2,871,690
		$2,871,690
Health Care-Miscellaneous — 0.4%
$1,035	New Jersey Economic Development Authority, (Hudson County Occupational Center), 6.50%, 7/1/18	$1,009,518
		$1,009,518
Hospital — 14.4%
$600	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/25	$549,972
1,700	Camden County Improvement Authority, (Cooper Health System), 5.00%, 2/15/35	1,463,581

Principal Amount (000's omitted)	Security	Value
Hospital (continued)
$1,200	Camden County Improvement Authority, (Cooper Health System), 5.25%, 2/15/27	$1,120,440
2,250	Camden County Improvement Authority, (Cooper Health System), 5.75%, 2/15/34	2,154,262
5,940	New Jersey Health Care Facilities Financing Authority, (AHS Hospital Corp.), 5.00%, 7/1/27	5,759,543
1,115	New Jersey Health Care Facilities Financing Authority, (Atlantic City Medical Center), 5.75%, 7/1/25	1,138,203
8,145	New Jersey Health Care Facilities Financing Authority, (Atlanticare Regional Medical Center), 5.00%, 7/1/37	7,642,291
1,250	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.00%, 7/1/26	1,155,150
3,000	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.25%, 7/1/17	3,034,890
2,625	New Jersey Health Care Facilities Financing Authority, (Capital Health System), 5.375%, 7/1/33	2,452,616
2,700	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/25	2,748,006
1,505	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), 6.00%, 1/1/34	1,523,256
605	New Jersey Health Care Facilities Financing Authority, (Hunterdon Medical Center), 5.125%, 7/1/35	575,331
2,000	New Jersey Health Care Facilities Financing Authority, (Robert Wood Johnson University Hospital), 5.75%, 7/1/31	2,009,780
2,075	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/26	1,991,876
7,015	New Jersey Health Care Facilities Financing Authority, (South Jersey Hospital), 5.00%, 7/1/46	6,390,314
		$41,709,511
Housing — 4.5%
$5,435	New Jersey Housing & Mortgage Finance Agency, (Single Family Housing), (AMT), 4.70%, 10/1/37	$4,398,382
3,000	New Jersey Housing & Mortgage Finance Agency, (Single Family Housing), (AMT), 4.95%, 10/1/32	2,593,710
635	New Jersey Housing & Mortgage Finance Agency, (Single Family Housing), (AMT), 5.00%, 10/1/36	639,826
6,365	New Jersey Housing & Mortgage Finance Agency, (Single Family Housing), (AMT), 5.00%, 10/1/37	5,508,398
		$13,140,316
Industrial Development Revenue — 5.0%
$6,780	New Jersey Economic Development Authority, (Anheuser Busch Cos., Inc.), (AMT), 4.95%, 3/1/47	$5,727,676
1,875	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	1,349,306

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue (continued)
$1,875	New Jersey Economic Development Authority, (Continental Airlines), (AMT), 9.00%, 6/1/33	$1,837,294
6,465	Virgin Islands Public Financing Authority, (HOVENSA LLC), (AMT), 4.70%, 7/1/22	5,383,858
		$14,298,134
Insured-Education — 4.5%
$9,690	New Jersey Educational Facilities Authority, (College of New Jersey), (FSA), 5.00%, 7/1/35(1)	$9,795,388
3,240	New Jersey Educational Facilities Authority, (William Paterson University), (AGC), 4.75%, 7/1/34	3,180,643
		$12,976,031
Insured-Electric Utilities — 2.3%
$2,500	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	$2,429,725
3,900	Puerto Rico Electric Power Authority, (MBIA), 5.50%, 7/1/16(1)	4,129,229
		$6,558,954
Insured-Escrowed / Prerefunded — 1.7%
$2,520	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Corp.), (MBIA), Escrowed to Maturity, 0.00%, 7/1/23	$1,227,593
3,550	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(1)	3,787,168
		$5,014,761
Insured-Gas Utilities — 3.2%
$10,000	New Jersey Economic Development Authority, (New Jersey Natural Gas Co.), (FGIC), (AMT), 4.90%, 10/1/40	$9,362,400
		$9,362,400
Insured-General Obligations — 5.3%
$1,000	High Bridge Board of Education, (FSA), 5.00%, 2/15/26	$1,056,440
3,050	Hudson County Improvements Authority, (MBIA), 0.00%, 12/15/35	664,382
3,100	Hudson County Improvements Authority, (MBIA), 0.00%, 12/15/36	636,244
5,350	Irvington Township, (FSA), 0.00%, 7/15/22	2,660,127
5,350	Irvington Township, (FSA), 0.00%, 7/15/23	2,508,187
10,965	Jackson Township School District, (MBIA), 2.50%, 6/15/27	7,879,120
		$15,404,500

Principal Amount (000's omitted)	Security	Value
Insured-Hospital — 6.1%
$4,250	New Jersey Economic Development Authority, (Hillcrest Health Services), (AMBAC), 0.00%, 1/1/19	$2,566,788
10,970	New Jersey Economic Development Authority, (St. Barnabas Medical Center), (MBIA), 0.00%, 7/1/26	4,200,742
1,245	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/31	1,277,507
2,520	New Jersey Health Care Facilities Financing Authority, (Hackensack University Medical Center), (AGC), 5.25%, 1/1/36	2,570,551
3,920	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series II, (AGC), 5.00%, 7/1/38	3,913,806
1,580	New Jersey Health Care Facilities Financing Authority, (Meridian Health Center), Series V, (AGC), 5.00%, 7/1/38	1,577,504
3,480	New Jersey Health Care Facilities Financing Authority, (St. Barnabas Corp.), (MBIA), 0.00%, 7/1/23	1,585,558
		$17,692,456
Insured-Lease Revenue / Certificates of Participation — 1.4%
$1,335	Gloucester County Improvements Authority, (MBIA), 4.75%, 9/1/30	$1,327,724
2,745	Newark Housing Authority, (Newark Marine Terminal), (MBIA), 5.00%, 1/1/32	2,763,419
		$4,091,143
Insured-Special Tax Revenue — 6.8%
$10,620	Garden Preservation Trust and Open Space and Farmland, (FSA), 0.00%, 11/1/24	$4,692,447
2,000	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (MBIA), 5.25%, 7/1/26	2,097,420
12,590	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/26	4,639,667
5,890	New Jersey Economic Development Authority, (Motor Vehicle Surcharges), (XLCA), 0.00%, 7/1/27	2,037,881
4,210	Puerto Rico Infrastructure Financing Authority, (AMBAC), 5.50%, 7/1/27	4,294,411
12,215	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	855,172
2,260	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	286,523
4,480	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	535,718
3,580	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	403,323
		$19,842,562

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-Transportation — 7.6%
$1,675	Delaware River Port Authority, (FSA), 5.20%, 1/1/25	$1,694,765
3,250	Delaware River Port Authority, (FSA), 5.20%, 1/1/27	3,289,358
2,400	Delaware River Port Authority, (FSA), 5.75%, 1/1/26	2,481,336
9,630	New Jersey Transportation Trust Fund Authority, (Transportation System), (AMBAC), 4.75%, 12/15/37	9,420,451
16,195	New Jersey Transportation Trust Fund Authority, (Transportation System), (FGIC), 0.00%, 12/15/31	4,741,734
325	New Jersey Turnpike Authority, (MBIA), 6.50%, 1/1/16	378,047
		$22,005,691
Insured-Water and Sewer — 5.4%
$1,090	Middlesex County Utilities Authority, (MBIA), 6.25%, 8/15/10	$1,129,131
9,805	New Jersey Economic Development Authority, (United Water New Jersey, Inc.), (AMBAC), (AMT), 4.875%, 11/1/25	8,938,336
13,840	North Hudson Sewer Authority, (MBIA), 0.00%, 8/1/25	5,603,539
		$15,671,006
Lease Revenue / Certificates of Participation — 7.7%
$720	Atlantic City Public Facilities Lease Agreement, 8.875%, 1/15/14	$865,843
785	Atlantic City Public Facilities Lease Agreement, 8.875%, 1/15/15	963,682
2,591	New Jersey Building Authority, (Garden State Savings Bonds), 0.00%, 6/15/10	2,463,989
1,650	New Jersey Economic Development Authority, (Economic Recovery), Contract Lease, 0.00%, 9/15/09	1,607,562
5,500	New Jersey Economic Development Authority, (Economic Recovery), Contract Lease, 0.00%, 3/15/13	4,643,485
2,970	New Jersey Economic Development Authority, (School Facilities Construction), 5.00%, 9/1/33	2,965,664
9,000	New Jersey Health Care Facilities Financing Authority, (Contract Hospital Asset Transportation Program), 5.25%, 10/1/38	8,958,780
		$22,469,005
Other Revenue — 4.9%
$16,000	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/50	$672,480
34,960	Children's Trust Fund, PR, Tobacco Settlement, 0.00%, 5/15/55	843,585
6,000	Puerto Rico Infrastructure Financing Authority, 5.50%, 10/1/34(1)	6,220,700
12,800	Tobacco Settlement Financing Corp., 0.00%, 6/1/41	950,016
7,875	Tobacco Settlement Financing Corp., 5.00%, 6/1/41	5,651,100
		$14,337,881

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care — 4.7%
$1,345	New Jersey Economic Development Authority, (Cranes Mill, Inc.), 5.875%, 7/1/28	$1,318,651
2,230	New Jersey Economic Development Authority, (Cranes Mill, Inc.), 6.00%, 7/1/38	2,175,432
2,650	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/18	2,628,774
2,115	New Jersey Economic Development Authority, (Fellowship Village), 5.50%, 1/1/25	2,001,192
3,390	New Jersey Economic Development Authority, (Forsgate), (AMT), 8.625%, 6/1/25(2)	3,042,254
3,075	New Jersey Economic Development Authority, (Seabrook Village), 5.25%, 11/15/36	2,490,904
		$13,657,207
Special Tax Revenue — 2.0%
$300	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/27	$276,771
525	New Jersey Economic Development Authority, (Newark Downtown District Management Corp.), 5.125%, 6/15/37	455,532
5,235	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	5,180,399
		$5,912,702
Transportation — 7.4%
$19,000	Port Authority of New York and New Jersey, 6.125%, 6/1/94(3)	$21,362,080
		$21,362,080
Water and Sewer — 1.8%
$5,170	New Jersey Economic Development Authority, (Atlantic City Sewer), (AMT), 5.45%, 4/1/28	$5,108,167
		$5,108,167
Total Tax-Exempt Investments — 106.5% (identified cost $316,301,422)		$308,899,847
Other Assets, Less Liabilities — (6.5)%		$(18,892,903)
Net Assets — 100.0%		$290,006,944

See notes to financial statements

Eaton Vance New Jersey Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by New Jersey municipalities. In addition, 12.7% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 41.6% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.2% to 11.3% of total investments.

(1)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)  Security is in default with respect to scheduled principal payments.

(3)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS

Tax-Exempt Investments — 112.1%
Principal Amount (000's omitted)	Security	Value
Cogeneration — 2.4%
$1,055	Carbon County Industrial Development Authority, (Panther Creek Partners), (AMT), 6.65%, 5/1/10	$1,074,665
5,000	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.50%, 1/1/13	4,880,000
1,000	Pennsylvania Economic Development Financing Authority, (Northampton Generating), (AMT), 6.60%, 1/1/19	999,870
		$6,954,535
Education — 5.5%
$1,150	Allegheny County Higher Education Building Authority, (Duquesne University), 5.00%, 3/1/33	$1,116,684
2,000	Lancaster Higher Education Authority, (Franklin & Marshall College), 5.00%, 4/15/37	1,966,900
3,000	Northampton County General Purpose Authority, (Lafayette College), 5.00%, 11/1/34(1)	3,004,530
1,000	Pennsylvania Higher Educational Facilities Authority, (La Salle University), 5.00%, 5/1/37	889,910
6,050	Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), 4.75%, 7/15/35	5,792,754
3,500	Pennsylvania State University, 4.50%, 8/15/36	3,227,665
		$15,998,443
Electric Utilities — 0.7%
$2,250	York County Industrial Development Authority, Pollution Control Revenue, (Public Service Enterprise Group, Inc.), 5.50%, 9/1/20	$2,168,933
		$2,168,933
Escrowed / Prerefunded — 4.6%
$2,000	Allegheny County Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.50%, 9/1/21	$2,215,080
675	Allegheny County Industrial Development Authority, (Residential Resources, Inc.), Prerefunded to 9/1/11, 6.60%, 9/1/31	749,567
1,210	Bucks County Industrial Development Authority, (Pennswood), Prerefunded to 10/1/12, 6.00%, 10/1/27	1,354,994
3,500	Chester County Health and Educational Facilities Authority, (Devereux Foundation), Prerefunded to 11/1/09, 6.00%, 11/1/29	3,709,335

Principal Amount (000's omitted)	Security	Value
Escrowed / Prerefunded (continued)
$2,250	Lancaster County Hospital Authority, (Lancaster General Hospital), Prerefunded to 9/15/13, 5.50%, 3/15/26	$2,486,115
2,000	Monroe County Hospital Authority, (Pocono Medical Center), Prerefunded to 1/1/14, 6.00%, 1/1/43	2,256,800
500	Montgomery County Higher Education and Health Authority, (Faulkeways at Gwynedd), Prerefunded to 11/15/09, 6.75%, 11/15/24	535,530
		$13,307,421
General Obligations — 0.3%
$1,000	Radnor Township, 5.125%, 7/15/34	$1,009,930
		$1,009,930
Hospital — 8.8%
$3,060	Hazelton Health Services Authority, (Hazelton General Hospital), 5.50%, 7/1/27	$2,697,635
2,895	Lancaster County Hospital Authority, (Lancaster General Hospital), 4.50%, 3/15/36	2,574,697
2,150	Lebanon County Health Facility Authority, (Good Samaritan Hospital), 6.00%, 11/15/35	2,126,995
5,000	Lehigh County General Purpose Authority, (Lehigh Valley Health Network), 5.25%, 7/1/32	4,821,700
1,000	Monroe County Hospital Authority, (Pocono Medical Center), 5.25%, 1/1/43	880,420
4,100	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), 6.00%, 1/15/31	4,316,234
7,180	Philadelphia Hospitals and Higher Education Facilities Authority, (Children's Hospital), 4.50%, 7/1/37	6,400,755
1,885	Washington County Hospital Authority, (Monongahela Hospital), 5.50%, 6/1/17	1,940,268
		$25,758,704
Housing — 5.3%
$1,460	Allegheny County Residential Finance Authority, (Single Family Mortgages), (AMT), 4.95%, 11/1/37	$1,221,699
6,975	Pennsylvania Housing Finance Agency, (AMT), 4.70%, 10/1/37	5,572,886
3,995	Pennsylvania Housing Finance Agency, (AMT), 4.875%, 4/1/26	3,593,662
5,960	Pennsylvania Housing Finance Agency, (AMT), 4.90%, 10/1/37	5,018,678
		$15,406,925

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Industrial Development Revenue — 1.1%
$500	Erie Industrial Development Authority, (International Paper), (AMT), 5.85%, 12/1/20	$475,715
1,500	New Morgan Industrial Development Authority, (Browning-Ferris Industries, Inc.), (AMT), 6.50%, 4/1/19	1,474,305
1,500	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal, (Waste Management, Inc.), (AMT), 5.10%, 10/1/27	1,206,060
		$3,156,080
Insured-Education — 8.3%
$4,000	Lycoming County Authority, (Pennsylvania College of Technology), (AGC), 5.50%, 10/1/37	$4,126,760
1,350	Lycoming County Authority, (Pennsylvania College of Technology), (AMBAC), 5.25%, 5/1/32(2)	1,357,641
2,500	Pennsylvania Higher Educational Facilities Authority, (MBIA), 5.00%, 6/15/23	2,563,625
3,025	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 4.50%, 4/1/36	2,851,305
4,850	Pennsylvania Higher Educational Facilities Authority, (Temple University), (MBIA), 5.00%, 4/1/25	4,911,304
2,190	Pennsylvania Higher Educational Facilities Authority, (University of Pennsylvania), (MBIA), 4.50%, 6/15/36	1,980,461
3,535	Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadephia), (AGC), 5.00%, 11/1/32	3,524,890
2,000	Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadephia), (AGC), 5.00%, 11/1/37	1,978,620
965	Pennsylvania Higher Educational Facilities Authority, (University of the Sciences in Philadelphia), (XLCA), 4.75%, 11/1/33	874,087
		$24,168,693
Insured-Electric Utilities — 2.3%
$4,715	Lehigh County Industrial Development Authority, (PPL Electric Utilities Corp.), (FGIC), 4.75%, 2/15/27	$4,363,921
2,500	Puerto Rico Electric Power Authority, (FGIC), 5.25%, 7/1/35	2,429,725
		$6,793,646
Insured-Escrowed / Prerefunded — 9.2%
$2,540	Allegheny County Sanitation Authority, (MBIA), Prerefunded to 12/1/10, 5.50%, 12/1/30	$2,739,644
2,500	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/19	1,555,500

Principal Amount (000's omitted)	Security	Value
Insured-Escrowed / Prerefunded (continued)
$2,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/20	$1,536,570
2,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/21	1,446,323
3,625	Erie School District, (MBIA), Escrowed to Maturity, 0.00%, 5/1/22	1,883,188
2,320	McKeesport Area School District, (AMBAC), Escrowed to Maturity, 0.00%, 10/1/25	992,148
1,030	Philadelphia, (FSA), Prerefunded to 3/15/09, 5.00%, 3/15/28	1,061,930
1,105	Philadelphia, (FSA), Prerefunded to 3/15/11, 5.25%, 9/15/25	1,177,510
1,000	Philadelphia School District, (FSA), Prerefunded to 2/1/12, 5.50%, 2/1/31	1,087,260
5,000	Puerto Rico Electric Power Authority, (FSA), Prerefunded to 7/1/10, 5.25%, 7/1/29(3)	5,334,648
2,610	Westmoreland Municipal Authority, (FGIC), Escrowed to Maturity, 0.00%, 8/15/19	1,594,214
5,780	Westmoreland Municipal Authority, (FGIC), Series A, Escrowed to Maturity, 0.00%, 8/15/20	3,323,442
5,400	Westmoreland Municipal Authority, (FGIC), Series C, Escrowed to Maturity, 0.00%, 8/15/20	3,119,580
		$26,851,957
Insured-General Obligations — 14.9%
$2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/20	$1,203,287
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/21	1,130,006
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/22	1,061,824
2,170	Elizabeth Forward School District, (MBIA), 0.00%, 9/1/23	1,000,413
2,365	Harrisburg, (AMBAC), 0.00%, 3/15/17	1,594,057
5,175	Hazelton School District, (FGIC), 0.00%, 3/1/21	2,620,982
2,950	Hollidaysburg School District, (FSA), 4.75%, 3/15/30	2,872,061
1,000	Hopewell School District, (FSA), 0.00%, 9/1/22	492,690
2,000	Hopewell School District, (FSA), 0.00%, 9/1/26	780,740
1,315	Lake Lehman School District, (MBIA), 0.00%, 4/1/26	494,795
1,430	Mars Area School District, (MBIA), Escrowed to Maturity, 0.00%, 3/1/14	1,165,307
1,100	McKeesport Area School District, (AMBAC), 0.00%, 10/1/25	439,967
2,340	McKeesport Area School District, (AMBAC), 0.00%, 10/1/27	830,232
5,000	Montour School District, (FSA), 5.00%, 4/1/32(2)	5,027,600
5,400	Northampton County, (FSA), 5.25%, 10/1/30	5,484,294
3,040	Philadelphia School District, (FGIC), 4.375%, 6/1/34	2,721,317

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Insured-General Obligations (continued)
$3,300	Puerto Rico, (FSA), Variable Rate, 8.72%, 7/1/27(4)(5)	$3,856,182
1,500	Puerto Rico, (MBIA), 5.50%, 7/1/20	1,545,585
655	Rochester Area School District, (AMBAC), 0.00%, 5/1/10	622,538
8,500	Scranton School District, (FSA), 5.00%, 7/15/38(3)	8,509,095
		$43,452,972
Insured-Hospital — 5.1%
$3,750	Allegheny County Hospital Authority, (Magee-Women's Hospital), (FGIC), 0.00%, 10/1/15	$2,675,850
6,940	Lehigh County General Purpose Authority, (FSA), 5.00%, 7/1/35(3)	6,878,963
4,000	Pennsylvania Higher Educational Facilities Authority, (UPMC Health System), (FSA), 5.00%, 8/1/29	4,004,400
1,310	Washington County Hospital Authority, (Washington Hospital), (AMBAC), 5.50%, 7/1/17	1,410,778
		$14,969,991
Insured-Industrial Development Revenue — 1.2%
$4,000	York County Industrial Development Authority, (York Water Co.), (FGIC), (AMT), 4.75%, 10/1/36	$3,415,320
		$3,415,320
Insured-Lease Revenue / Certificates of Participation — 3.6%
$9,500	State Public School Building Authority, (FSA), 5.50%, 6/1/28(3)	$10,408,200
		$10,408,200
Insured-Special Tax Revenue — 0.8%
$635	Pennsylvania Turnpike Commission, Franchise Tax Revenue, (AMBAC), 4.75%, 12/1/27	$623,926
11,000	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	770,110
2,035	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	257,997
4,035	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	482,505
3,225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	363,329
		$2,497,867
Insured-Transportation — 14.7%
$8,850	Pennsylvania Turnpike Commission, (FSA), 5.25%, 7/15/30	$9,461,535
6,000	Philadelphia Airport Commission, (FSA), (AMT), 5.00%, 6/15/27(6)	5,670,240
7,950	Philadelphia Airport Revenue, (MBIA), (AMT), 4.75%, 6/15/35	6,858,545

Principal Amount (000's omitted)	Security	Value
Insured-Transportation (continued)
$3,300	Puerto Rico Highway and Transportation Authority, (AGC), 5.25%, 7/1/36	$3,393,060
6,000	Puerto Rico Highway and Transportation Authority, (AGC), (CIFG), 5.25%, 7/1/41(3)	6,181,650
11,000	Puerto Rico Highway and Transportation Authority, (AGC), (FSA), 5.25%, 7/1/36(3)	11,310,310
		$42,875,340
Insured-Utilities — 6.7%
$11,550	Philadelphia Gas Works Revenue, (AMBAC), 5.00%, 10/1/37	$10,714,820
8,100	Philadelphia Gas Works Revenue, (FSA), 5.375%, 7/1/17(3)	8,889,939
		$19,604,759
Insured-Water and Sewer — 7.5%
$5,125	Allegheny County Sanitation Authority, (FGIC), 5.00%, 12/1/37	$4,933,940
460	Allegheny County Sanitation Authority, (MBIA), 5.50%, 12/1/30	472,848
4,000	Chester County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (FGIC), (AMT), 5.00%, 2/1/40	3,534,160
5,670	Delaware County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (FGIC), (AMT), 5.00%, 2/1/35	5,080,944
4,125	Delaware County Industrial Development Authority, (Aqua Pennsylvania, Inc.), (FGIC), (AMT), 5.00%, 11/1/36	3,674,055
1,000	Harrisburg Authority, Water Revenue, (FSA), 5.00%, 7/15/29	1,003,530
2,470	Philadelphia Water and Wastewater, (AMBAC), 4.25%, 11/1/31	2,125,509
2,235	Westmoreland Municipal Authority, (FGIC), 0.00%, 8/15/19	1,225,249
		$22,050,235
Nursing Home — 2.0%
$2,000	Allegheny County Housing Development Authority, (Villa St. Joseph), 6.00%, 8/15/28	$1,843,660
2,805	Montgomery County Industrial Development Authority, (Advancement of Geriatric Health Care Institute), 8.375%, 7/1/23	2,807,440
1,175	Westmoreland County Industrial Development Authority, (Highland Health Systems, Inc.), 9.25%, 6/1/22	1,177,150
		$5,828,250

See notes to financial statements

Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008

PORTFOLIO OF INVESTMENTS CONT'D

Principal Amount (000's omitted)	Security	Value
Senior Living / Life Care — 2.2%
$2,500	Cliff House Trust, (AMT), 6.625%, 6/1/27(7)	$1,611,050
1,700	Crawford County Hospital Authority, (Wesbury United Methodist Community), 6.25%, 8/15/29	1,583,550
1,835	Lancaster County Hospital Authority, (Willow Valley Retirement Communities), 5.875%, 6/1/31	1,847,496
600	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/24	541,212
900	Montgomery County Industrial Development Authority, (Foulkeways at Gwynedd), 5.00%, 12/1/30	780,534
		$6,363,842
Special Tax Revenue — 2.5%
$7,285	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$7,209,017
		$7,209,017
Transportation — 2.4%
$725	Delaware River Joint Toll Bridge Commission, 5.00%, 7/1/28	$727,791
990	Erie Municipal Airport Authority, (AMT), 5.875%, 7/1/16	977,645
750	Pennsylvania Economic Development Financing Authority, (Amtrak), (AMT), 6.25%, 11/1/31	739,515
4,500	Pennsylvania Turnpike Commission, 5.25%, 6/1/36	4,493,115
		$6,938,066
Total Tax-Exempt Investments — 112.1% (identified cost $333,649,942)		$327,189,126
Short-Term Investments — 1.7%
Principal Amount (000's omitted)	Description	Value
$5,000	Daniel Boone Area School District, (AMBAC), Variable Rate, 7.43%, 7/1/20(8)	$5,000,000
Total Short-Term Investments (identified cost $5,000,000)		$5,000,000
Total Investments — 113.8% (identified cost $338,649,942)		$332,189,126
Other Assets, Less Liabilities — (13.8)%		$(40,176,167)
Net Assets — 100.0%		$292,012,959

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Pennsylvania municipalities. In addition, 14.8% of the Fund's net assets at July 31, 2008 were invested in municipal obligations issued by Puerto Rico. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at July 31, 2008, 66.9% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.3% to 28.1% of total investments.

(1)  When-issued security.

(2)  Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(3)  Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)  Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2008, the aggregate value of the securities is $3,856,182 or 1.3% of the Fund's net assets.

(5)  Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at July 31, 2008.

(6)  Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

(7)  Security is in default with respect to scheduled principal payments.

(8)  Variable rate demand obligation. The stated interest rate represents the rate in effect at July 31, 2008.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of July 31, 2008

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
Assets
Investments —
Identified cost	$110,227,567	$38,981,245	$129,688,632	$64,472,099
Unrealized appreciation (depreciation)	(1,061,538)	(1,636,767)	(930,736)	612,881
Investments, at value	$109,166,029	$37,344,478	$128,757,896	$65,084,980
Cash	$2,078,906	$1,143,876	$1,291,372	$247,066
Receivable for investments sold	—	69,887	—	—
Receivable for Fund shares sold	210,199	18,476	22,855	55,703
Interest receivable	722,827	414,162	1,395,602	670,998
Receivable for open interest rate swap contracts	18,922	2,186	8,014	3,724
Total assets	$112,196,883	$38,993,065	$131,475,739	$66,062,471
Liabilities
Payable for floating rate notes issued	$3,555,000	$—	$10,595,000	$3,000,000
Interest expense and fees payable	6,333	—	18,242	4,643
Payable for investments purchased	—	68,719	—	—
Payable for Fund shares redeemed	42,226	322,930	91,580	91,328
Payable for daily variation margin on open financial futures contracts	73,234	70,547	74,578	100,109
Dividends payable	136,986	67,326	179,811	108,288
Payable for open interest rate swap contracts	87,190	—	—	—
Payable to affiliate for investment adviser fee	33,647	7,365	39,629	16,693
Payable to affiliate for distribution and service fees	28,563	9,069	31,314	13,249
Accrued expenses	70,713	52,689	81,150	59,415
Total liabilities	$4,033,892	$598,645	$11,111,304	$3,393,725
Net Assets	$108,162,991	$38,394,420	$120,364,435	$62,668,746
Sources of Net Assets
Paid-in capital	$112,530,158	$41,120,516	$122,252,858	$62,711,552
Accumulated net realized loss (computed on the basis of identified cost)	(2,972,230)	(821,457)	(641,590)	(400,812)
Accumulated undistributed (distributions in excess of) net investment income	(82,977)	(23,413)	(64,585)	90,565
Net unrealized appreciation (depreciation) (computed on the basis of identified cost)	(1,311,960)	(1,881,226)	(1,182,248)	267,441
Net Assets	$108,162,991	$38,394,420	$120,364,435	$62,668,746
Class A Shares
Net Assets	$92,266,244	$34,678,572	$103,905,769	$58,619,502
Shares Outstanding	10,003,716	3,906,585	10,401,247	6,546,940
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$9.22	$8.88	$9.99	$8.95
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$9.68	$9.32	$10.49	$9.40

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 2008

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
Class B Shares
Net Assets	$7,415,697	$3,497,215	$12,621,663	$—
Shares Outstanding	723,160	361,909	1,269,413	—
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.25	$9.66	$9.94	$—
Class C Shares
Net Assets	$8,481,050	$218,633	$3,826,789	$4,049,244
Shares Outstanding	826,760	22,596	384,521	451,923
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$10.26	$9.68	$9.95	$8.96
Class I Shares
Net Assets	$—	$—	$10,214	$—
Shares Outstanding	—	—	1,022	—
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$—	$—	$9.99	$—

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 2008

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Assets
Investments —
Identified cost	$85,656,585	$316,301,422	$338,649,942
Unrealized depreciation	(714,863)	(7,401,575)	(6,460,816)
Investments, at value	$84,941,722	$308,899,847	$332,189,126
Cash	$1,841,882	$1,282,433	$646,818
Receivable for investments sold	1,872,114	745,120	1,381,782
Receivable for Fund shares sold	334,915	299,293	453,151
Interest receivable	1,057,054	2,241,346	3,365,198
Receivable for open interest rate swap contracts	8,110	110,923	54,038
Total assets	$90,055,797	$313,578,962	$338,090,113
Liabilities
Payable for floating rate notes issued	$1,000,000	$21,450,000	$40,665,000
Interest expense and fees payable	2,303	76,045	76,954
Payable for Fund shares redeemed	41,700	628,576	712,447
Payable for daily variation margin on open financial futures contracts	47,031	403,125	497,188
Dividends payable	100,246	422,228	437,171
Payable for open interest rate swap contracts	22,605	264,802	322,929
Payable for when-issued securities	3,974,240	—	3,035,640
Payable to affiliate for Trustees' fees	—	—	3,696
Payable to affiliate for investment adviser fee	24,490	107,662	109,643
Payable to affiliate for distribution and service fees	24,315	67,849	89,539
Accrued expenses	54,696	151,731	126,947
Total liabilities	$5,291,626	$23,572,018	$46,077,154
Net Assets	$84,764,171	$290,006,944	$292,012,959
Sources of Net Assets
Paid-in capital	$87,125,253	$305,923,695	$314,813,001
Accumulated net realized loss (computed on the basis of identified cost)	(1,414,498)	(7,513,731)	(13,828,767)
Accumulated undistributed (distributions in excess of) net investment income	(100,246)	631,097	(200,037)
Net unrealized depreciation (computed on the basis of identified cost)	(846,338)	(9,034,117)	(8,771,238)
Net Assets	$84,764,171	$290,006,944	$292,012,959
Class A Shares
Net Assets	$69,233,843	$261,792,212	$229,952,681
Shares Outstanding	7,756,536	27,543,730	25,029,526
Net Asset Value and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$8.93	$9.50	$9.19
Maximum Offering Price Per Share (100 ÷ 95.25 of net asset value per share)	$9.38	$9.97	$9.65

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of July 31, 2008

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Class B Shares
Net Assets	$6,961,817	$—	$28,571,133
Shares Outstanding	724,914	—	3,006,282
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.60	$—	$9.50
Class C Shares
Net Assets	$8,568,511	$28,204,375	$33,456,891
Shares Outstanding	891,152	2,843,247	3,517,187
Net Asset Value and Offering Price Per Share* (net assets ÷ shares of beneficial interest outstanding)	$9.62	$9.92	$9.51
Class I Shares
Net Assets	$—	$10,357	$32,254
Shares Outstanding	—	1,089	3,507
Net Asset Value, Offering Price and Redemption Price Per Share (net assets ÷ shares of beneficial interest outstanding)	$—	$9.51	$9.20

On sales of $25,000 or more, the offering price of Class A shares is reduced.

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 2008

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
Investment Income
Interest	$5,643,165	$2,035,281	$7,104,655	$3,475,177
Total investment income	$5,643,165	$2,035,281	$7,104,655	$3,475,177
Expenses
Investment adviser fee	$393,556	$92,320	$503,618	$208,035
Trustees' fees and expenses	6,299	1,679	6,469	4,567
Distribution and service fees
Class A	183,976	71,452	223,837	123,718
Class B	76,463	43,778	147,866	—
Class C	71,999	241	34,648	36,039
Legal and accounting services	50,857	38,333	56,004	49,696
Printing and postage	7,315	4,533	14,158	9,679
Custodian fee	76,811	41,884	78,003	50,244
Interest expense and fees	149,452	15,416	459,114	90,748
Transfer and dividend disbursing agent fees	32,445	14,972	55,720	34,123
Registration fees	12,227	10,185	11,692	3,536
Miscellaneous	25,989	18,157	25,617	17,276
Total expenses	$1,087,389	$352,950	$1,616,746	$627,661
Deduct —
Reduction of custodian fee	34,145	7,954	20,028	13,946
Total expense reductions	$34,145	$7,954	$20,028	$13,946
Net expenses	$1,053,244	$344,996	$1,596,718	$613,715
Net investment income	$4,589,921	$1,690,285	$5,507,937	$2,861,462
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(108,283)	$(195,225)	$(110,030)	$33,774
Financial futures contracts	202,130	(529,216)	(40,665)	(493,078)
Interest rate swap contracts	(653,625)	(88,623)	(324,951)	(150,988)
Net realized loss	$(559,778)	$(813,064)	$(475,646)	$(610,292)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(5,248,633)	$(2,539,113)	$(6,143,873)	$(2,632,785)
Financial futures contracts	(162,909)	(24,983)	(115,528)	(167,577)
Interest rate swap contracts	(170,455)	12,718	46,631	21,667
Net change in unrealized appreciation (depreciation)	$(5,581,997)	$(2,551,378)	$(6,212,770)	$(2,778,695)
Net realized and unrealized loss	$(6,141,775)	$(3,364,442)	$(6,688,416)	$(3,388,987)
Net decrease in net assets from operations	$(1,551,854)	$(1,674,157)	$(1,180,479)	$(527,525)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended July 31, 2008

	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Investment Income
Interest	$3,922,702	$17,297,243	$16,991,891
Total investment income	$3,922,702	$17,297,243	$16,991,891
Expenses
Investment adviser fee	$262,938	$1,329,867	$1,262,275
Trustees' fees and expenses	4,867	13,622	16,247
Distribution and service fees
Class A	129,689	506,427	470,527
Class B	70,813	182,831	305,213
Class C	62,459	237,390	248,763
Legal and accounting services	45,660	78,067	94,016
Printing and postage	6,390	32,766	33,379
Custodian fee	52,433	197,779	176,359
Interest expense and fees	76,628	734,479	1,242,556
Transfer and dividend disbursing agent fees	32,328	138,234	145,062
Registration fees	4,709	12,700	7,815
Miscellaneous	21,368	59,848	35,643
Total expenses	$770,282	$3,524,010	$4,037,855
Deduct —
Reduction of custodian fee	32,248	24,880	64,765
Total expense reductions	$32,248	$24,880	$64,765
Net expenses	$738,034	$3,499,130	$3,973,090
Net investment income	$3,184,668	$13,798,113	$13,018,801
Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (identified cost basis)	$(159,274)	$(1,035,237)	$555,089
Financial futures contracts	170,801	(3,897,855)	(1,761,525)
Interest rate swap contracts	(301,778)	(3,857,728)	(1,941,267)
Net realized loss	$(290,251)	$(8,790,820)	$(3,147,703)
Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(2,677,256)	$(21,377,164)	$(18,315,576)
Financial futures contracts	(108,320)	(365,850)	(2,041,531)
Interest rate swap contracts	(65,157)	301,050	(655,009)
Net change in unrealized appreciation (depreciation)	$(2,850,733)	$(21,441,964)	$(21,012,116)
Net realized and unrealized loss	$(3,140,984)	$(30,232,784)	$(24,159,819)
Net increase (decrease) in net assets from operations	$43,684	$(16,434,671)	$(11,141,018)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2008

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations —
Net investment income	$4,589,921	$1,690,285	$5,507,937	$2,861,462
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(559,778)	(813,064)	(475,646)	(610,292)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(5,581,997)	(2,551,378)	(6,212,770)	(2,778,695)
Net decrease in net assets from operations	$(1,551,854)	$(1,674,157)	$(1,180,479)	$(527,525)
Distributions to shareholders —
From net investment income
Class A	$(3,977,662)	$(1,573,028)	$(4,735,899)	$(2,695,897)
Class B	(287,087)	(166,696)	(537,062)	—
Class C	(269,818)	(933)	(125,596)	(135,766)
Class I	—	—	(193)	—
From net realized gain
Class A	—	—	—	(301,851)
Class C	—	—	—	(19,553)
Total distributions to shareholders	$(4,534,567)	$(1,740,657)	$(5,398,750)	$(3,153,067)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$23,271,267	$7,857,350	$14,670,109	$7,632,588
Class B	654,182	66,647	596,407	—
Class C	4,230,457	226,982	1,664,726	2,099,226
Class I	—	—	10,000	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,498,776	952,563	2,750,057	1,653,491
Class B	132,778	99,128	316,696	—
Class C	208,058	912	73,035	97,456
Cost of shares redeemed
Class A	(20,054,363)	(11,080,709)	(24,649,189)	(11,985,510)
Class B	(1,290,980)	(842,807)	(4,078,898)	—
Class C	(2,371,467)	(4,941)	(1,155,867)	(961,793)
Net asset value of shares exchanged
Class A	479,440	943,768	1,691,715	—
Class B	(479,440)	(943,768)	(1,691,715)	—
Net increase (decrease) in net assets from Fund share transactions	$7,278,708	$(2,724,875)	$(9,802,924)	$(1,464,542)
Net increase (decrease) in net assets	$1,192,287	$(6,139,689)	$(16,382,153)	$(5,145,134)
Net Assets
At beginning of year	$106,970,704	$44,534,109	$136,746,588	$67,813,880
At end of year	$108,162,991	$38,394,420	$120,364,435	$62,668,746
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(82,977)	$(23,413)	$(64,585)	$90,565

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2008

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$3,184,668	$13,798,113	$13,018,801
Net realized loss from investment transactions, financial futures contracts and interest rate swap contracts	(290,251)	(8,790,820)	(3,147,703)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(2,850,733)	(21,441,964)	(21,012,116)
Net increase (decrease) in net assets from operations	$43,684	$(16,434,671)	$(11,141,018)
Distributions to shareholders —
From net investment income
Class A	$(2,803,336)	$(11,722,609)	$(10,643,817)
Class B	(266,183)	(1,240,176)	(1,205,716)
Class C	(233,234)	(957,124)	(986,766)
Class I	—	(211)	(321)
From net realized gain
Class A	—	(404,631)	—
Class B	—	(68,537)	—
Class C	—	(38,108)	—
Total distributions to shareholders	$(3,302,753)	$(14,431,396)	$(12,836,620)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$25,760,722	$38,807,988	$46,758,385
Class B	698,675	1,165,669	1,816,506
Class C	5,046,875	16,169,254	21,238,564
Class I	—	10,000	32,000
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,909,093	7,801,592	6,563,440
Class B	150,869	788,396	667,107
Class C	140,318	615,700	634,644
Cost of shares redeemed
Class A	(14,026,704)	(65,461,933)	(44,929,274)
Class B	(714,428)	(5,196,289)	(5,258,625)
Class C	(457,390)	(8,506,588)	(6,739,195)
Net asset value of shares exchanged
Class A	703,234	2,171,157	2,477,324
Class B	(703,234)	(2,171,157)	(2,477,324)
Net asset value of shares merged*
Class A	—	39,498,853	—
Class B	—	(39,498,853)	—
Contingent deferred sales charges
Class B	—	25,300	—
Net increase (decrease) in net assets from Fund share transactions	$18,508,030	$(13,780,911)	$20,783,552
Net increase (decrease) in net assets	$15,248,961	$(44,646,978)	$(3,194,086)
Net Assets
At beginning of year	$69,515,210	$334,653,922	$295,207,045
At end of year	$84,764,171	$290,006,944	$292,012,959
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(100,246)	$631,097	$(200,037)

* At the close of business on April 11, 2008, Class B shares of New Jersey Fund were merged into Class A shares.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2007

Increase (Decrease) in Net Assets	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund
From operations —
Net investment income	$4,051,858	$1,606,969	$5,354,539	$2,681,381
Net realized gain from investment transactions, financial futures contracts and interest rate swap contracts	5,891	231,868	337,760	495,684
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(101,437)	(739,754)	(526,652)	(853,513)
Net increase in net assets from operations	$3,956,312	$1,099,083	$5,165,647	$2,323,552
Distributions to shareholders —
From net investment income
Class A	$(3,462,603)	$(1,390,685)	$(4,565,497)	$(2,417,810)
Class B	(394,962)	(207,989)	(717,532)	(195,575)
Class C	(116,174)	—	(64,115)	(54,808)
Total distributions to shareholders	$(3,973,739)	$(1,598,674)	$(5,347,144)	$(2,668,193)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$28,770,756	$16,198,616	$16,824,239	$12,253,232
Class B	433,680	199,694	884,642	216,085
Class C	6,388,019	—	3,292,843	3,127,309
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,011,864	900,315	2,565,588	1,359,235
Class B	176,148	124,300	389,588	90,490
Class C	86,119	—	22,027	40,725
Cost of shares redeemed
Class A	(13,463,277)	(5,423,898)	(12,179,024)	(7,597,969)
Class B	(2,859,972)	(553,007)	(3,299,504)	(1,498,236)
Class C	(597,469)	—	(47,051)	(221,818)
Net asset value of shares exchanged
Class A	1,939,448	817,489	3,987,273	930,959
Class B	(1,939,448)	(817,489)	(3,987,273)	(930,959)
Net asset value of shares merged*
Class A	—	—	—	4,558,776
Class B	—	—	—	(4,558,776)
Contingent deferred sales charges
Class B	—	—	—	12,600
Net increase in net assets from Fund share transactions	$20,945,868	$11,446,020	$8,453,348	$7,781,653
Net increase in net assets	$20,928,441	$10,946,429	$8,271,851	$7,437,012
Net Assets
At beginning of year	$86,042,263	$33,587,680	$128,474,737	$60,376,868
At end of year	$106,970,704	$44,534,109	$136,746,588	$67,813,880
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(30,409)	$28,198	$(170,318)	$45,752

* At the close of business on July 13, 2007, Class B shares of Michigan Fund were merged into Class A shares.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended July 31, 2007

Increase (Decrease) in Net Assets	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
From operations —
Net investment income	$2,380,839	$13,163,812	$11,226,978
Net realized gain (loss) from investment transactions, financial futures contracts and interest rate swap contracts	(198,402)	2,506,728	(335,087)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts and interest rate swap contracts	(107,435)	(3,103,259)	114,493
Net increase in net assets from operations	$2,075,002	$12,567,281	$11,006,384
Distributions to shareholders —
From net investment income
Class A	$(1,997,778)	$(10,062,143)	$(9,401,070)
Class B	(328,850)	(1,959,269)	(1,418,954)
Class C	(82,384)	(463,119)	(402,301)
Total distributions to shareholders	$(2,409,012)	$(12,484,531)	$(11,222,325)
Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$29,327,918	$87,687,717	$70,772,562
Class B	306,127	3,586,311	3,156,752
Class C	3,241,742	20,966,275	19,062,146
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,311,274	6,250,503	5,685,827
Class B	189,666	1,129,294	775,144
Class C	59,053	242,275	251,615
Cost of shares redeemed
Class A	(8,651,297)	(28,485,170)	(30,633,549)
Class B	(1,395,122)	(7,749,665)	(5,294,275)
Class C	(138,280)	(2,020,259)	(1,572,598)
Net asset value of shares exchanged
Class A	1,233,931	9,735,311	4,731,678
Class B	(1,233,931)	(9,735,311)	(4,731,678)
Net increase in net assets from Fund share transactions	$24,251,081	$81,607,281	$62,203,624
Net increase in net assets	$23,917,071	$81,690,031	$61,987,683
Net Assets
At beginning of year	$45,598,139	$252,963,891	$233,219,362
At end of year	$69,515,210	$334,653,922	$295,207,045
Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of year	$(33,281)	$823,901	$(384,033)

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Statement of Cash Flows

For the Year Ended July 31, 2008

Cash Flows From Operating Activities	Pennsylvania Fund
Net decrease in net assets from operations	$(11,141,018)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Investments purchased	(87,454,587)
Investments sold	79,132,379
Increase in short-term investments, net	(5,000,000)
Net accretion/amortization of premium (discount)	(1,654,613)
Increase in interest receivable	(125,398)
Increase in receivable for investments sold	(1,159,383)
Decrease in receivable for open interest rate swap contracts	661,984
Increase in payable for daily variation margin on open financial futures contracts	497,188
Decrease in payable for open interest rate swap contracts	(6,975)
Increase in payable to affiliate for investment adviser fee	5,829
Increase in payable to affiliate for distribution and service fees	3,496
Increase in payable to affiliate for Trustees' fees	3,696
Increase in payable for when-issued securities	2,006,859
Increase in accrued expenses	11,257
Decrease in interest expense and fees payable	(272,250)
Net change in unrealized (appreciation) depreciation on investments	18,315,576
Net realized (gain) loss on investments	(555,089)
Net cash used in operating activities	$(6,731,049)
Cash Flows From Financing Activities
Proceeds from shares sold	$69,742,460
Shares redeemed	(57,047,698)
Cash distributions paid net of reinvestments	(4,918,291)
Decrease in demand note payable	(300,000)
Decrease in amount due to custodian	(68,604)
Proceeds from secured borrowings	31,930,000
Repayment of secured borrowings	(31,960,000)
Net cash provided by financing activities	$7,377,867
Net increase in cash	$646,818
Cash at beginning of year	$—
Cash at end of year	$646,818
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$7,865,191

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arizona Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.750	$9.730		$9.780	$9.650		$9.550
Income (loss) from operations
Net investment income	$0.417	$0.433		$0.438	$0.467		$0.493
Net realized and unrealized gain (loss)	(0.535)	0.013		(0.055)	0.131		0.088
Total income (loss) from operations	$(0.118)	$0.446		$0.383	$0.598		$0.581
Less distributions
From net investment income	$(0.412)	$(0.426)		$(0.433)	$(0.468)		$(0.481)
Total distributions	$(0.412)	$(0.426)		$(0.433)	$(0.468)		$(0.481)
Net asset value — End of year	$9.220	$9.750		$9.730	$9.780		$9.650
Total Return(2)	(1.23)%	4.62%		4.00%	6.31%		6.15%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$92,266	$91,301		$72,090	$58,597		$47,945
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.76%	0.76	%(3)	0.77%	0.78	%(4)	0.78	%(4)
Interest and fee expense(5)	0.14%	0.22%		0.27%	0.21	%(4)	0.14	%(4)
Total expenses before custodian fee reduction	0.90%	0.98	%(3)	1.04%	0.99	%(4)	0.92	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.71	%(3)	0.74%	0.76	%(4)	0.77	%(4)
Net investment income	4.37%	4.40%		4.50%	4.79%		5.10%
Portfolio Turnover of the Portfolio	—	—		—	0	%(6)	9	%(6)
Portfolio Turnover of the Fund	21%	17%		17%	15%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arizona Fund — Class B
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.840	$10.810		$10.870	$10.730		$10.620
Income (loss) from operations
Net investment income	$0.385	$0.404		$0.409	$0.441		$0.470
Net realized and unrealized gain (loss)	(0.597)	0.017		(0.070)	0.139		0.096
Total income (loss) from operations	$(0.212)	$0.421		$0.339	$0.580		$0.566
Less distributions
From net investment income	$(0.378)	$(0.391)		$(0.399)	$(0.440)		$(0.456)
Total distributions	$(0.378)	$(0.391)		$(0.399)	$(0.440)		$(0.456)
Net asset value — End of year	$10.250	$10.840		$10.810	$10.870		$10.730
Total Return(2)	(1.99)%	3.92%		3.18%	5.68	%(3)	5.38%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$7,416	$8,834		$12,958	$16,935		$19,471
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.51	%(4)	1.52%	1.53	%(5)	1.53	%(5)
Interest and fee expense(6)	0.14%	0.22%		0.27%	0.21	%(5)	0.14	%(5)
Total expenses before custodian fee reduction	1.65%	1.73	%(4)	1.79%	1.74	%(5)	1.67	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.46	%(4)	1.49%	1.51	%(5)	1.52	%(5)
Net investment income	3.63%	3.69%		3.78%	4.07%		4.33%
Portfolio Turnover of the Portfolio	—	—		—	0	%(7)	9	%(7)
Portfolio Turnover of the Fund	21%	17%		17%	15%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Arizona Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$10.840	$10.820		$10.760
Income (loss) from operations
Net investment income	$0.382	$0.388		$0.241
Net realized and unrealized gain (loss)	(0.584)	0.023		0.063	(3)
Total income (loss) from operations	$(0.202)	$0.411		$0.304
Less distributions
From net investment income	$(0.378)	$(0.391)		$(0.244)
Total distributions	$(0.378)	$(0.391)		$(0.244)
Net asset value — End of period	$10.260	$10.840		$10.820
Total Return(4)	(1.89)%	3.82%		2.84	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,481	$6,835		$994
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.51%	1.51	%(5)	1.52	%(6)
Interest and fee expense(7)	0.14%	0.22%		0.27	%(6)
Total expenses before custodian fee reduction	1.65%	1.73	%(5)	1.79	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.46	%(5)	1.49	%(6)
Net investment income	3.61%	3.55%		3.55	%(6)
Portfolio Turnover	21%	17%		17	%(8)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 16, 2005, to July 31, 2006.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(6)  Annualized.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)  For the year ended July 31, 2006.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Colorado Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.670	$9.730		$9.690	$9.570		$9.440
Income (loss) from operations
Net investment income	$0.398	$0.409		$0.411	$0.435		$0.460
Net realized and unrealized gain (loss)	(0.778)	(0.060)		0.043	0.131		0.132
Total income (loss) from operations	$(0.380)	$0.349		$0.454	$0.566		$0.592
Less distributions
From net investment income	$(0.410)	$(0.409)		$(0.414)	$(0.446)		$(0.462)
Total distributions	$(0.410)	$(0.409)		$(0.414)	$(0.446)		$(0.462)
Net asset value — End of year	$8.880	$9.670		$9.730	$9.690		$9.570
Total Return(2)	(4.00)%	3.58%		4.79%	6.02%		6.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$34,679	$39,032		$27,021	$22,044		$19,700
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.70	%(3)	0.73%	0.75	%(4)	0.75	%(4)
Interest and fee expense(5)	0.04%	0.08%		0.09%	—		—
Total expenses before custodian fee reduction	0.79%	0.78	%(3)	0.82%	0.75	%(4)	0.75	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.73%	0.65	%(3)	0.69%	0.74	%(4)	0.75	%(4)
Net investment income	4.28%	4.15%		4.25%	4.50%		4.78%
Portfolio Turnover of the Portfolio	—	—		—	3	%(6)	6	%(6)
Portfolio Turnover of the Fund	17%	12%		25%	16%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Colorado Fund — Class B
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.520	$10.590		$10.550	$10.420		$10.280
Income (loss) from operations
Net investment income	$0.358	$0.367		$0.370	$0.398		$0.421
Net realized and unrealized gain (loss)	(0.851)	(0.072)		0.041	0.138		0.143
Total income (loss) from operations	$(0.493)	$0.295		$0.411	$0.536		$0.564
Less distributions
From net investment income	$(0.367)	$(0.365)		$(0.371)	$(0.406)		$(0.424)
Total distributions	$(0.367)	$(0.365)		$(0.371)	$(0.406)		$(0.424)
Net asset value — End of year	$9.660	$10.520		$10.590	$10.550		$10.420
Total Return(2)	(4.76)%	2.77%		3.98%	5.41	%(3)	5.53%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$3,497	$5,502		$6,567	$8,334		$10,579
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.45	%(4)	1.48%	1.50	%(5)	1.50	%(5)
Interest and fee expense(6)	0.04%	0.08%		0.09%	—		—
Total expenses before custodian fee reduction	1.54%	1.53	%(4)	1.57%	1.50	%(5)	1.50	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.48%	1.40	%(4)	1.44%	1.49	%(5)	1.50	%(5)
Net investment income	3.53%	3.42%		3.52%	3.78%		4.00%
Portfolio Turnover of the Portfolio	—	—		—	3	%(7)	6	%(7)
Portfolio Turnover of the Fund	17%	12%		25%	16%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Colorado Fund — Class C
	Period Ended July 31, 2008(1)(2)
Net asset value — Beginning of period	$10.460
Income (loss) from operations
Net investment income	$0.289
Net realized and unrealized gain (loss)	(0.772)
Total loss from operations	$(0.483)
Less distributions
From net investment income	$(0.297)
Total distributions	$(0.297)
Net asset value — End of period	$9.680
Total Return(3)	(4.66	)%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$219
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.48	%(4)
Interest and fee expense(5)	0.04	%(4)
Total expenses before custodian fee reduction	1.52	%(4)
Expenses after custodian fee reduction excluding interest and fees	1.46	%(4)
Net investment income	3.60	%(4)
Portfolio Turnover	17	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, October 8, 2007, to July 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  For the year ended July 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.530	$10.530		$10.660	$10.610		$10.540
Income (loss) from operations
Net investment income	$0.446	$0.437		$0.442	$0.461		$0.488
Net realized and unrealized gain (loss)	(0.548)	0.000	(2)	(0.134)	0.057		0.070
Total income (loss) from operations	$(0.102)	$0.437		$0.308	$0.518		$0.558
Less distributions
From net investment income	$(0.438)	$(0.437)		$(0.438)	$(0.468)		$(0.488)
Total distributions	$(0.438)	$(0.437)		$(0.438)	$(0.468)		$(0.488)
Net asset value — End of year	$9.990	$10.530		$10.530	$10.660		$10.610
Total Return(3)	(1.01)%	4.17%		2.95%	4.96%		5.34%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$103,906	$115,076		$104,089	$102,378		$96,559
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	0.78	%(4)	0.77%	0.78	%(5)	0.79	%(5)
Interest and fee expense(6)	0.35%	0.27%		0.17%	0.10	%(5)	—
Total expenses before custodian fee reduction	1.12%	1.05	%(4)	0.94%	0.88	%(5)	0.79	%(5)
Expenses after custodian fee reduction excluding interest and fees	0.76%	0.76	%(4)	0.76%	0.77	%(5)	0.79	%(5)
Net investment income	4.31%	4.10%		4.19%	4.31%		4.58%
Portfolio Turnover of the Portfolio	—	—		—	2	%(7)	15	%(7)
Portfolio Turnover of the Fund	23%	16%		26%	13%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Less than $0.0005 per share.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund — Class B
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.480	$10.480		$10.610	$10.560		$10.490
Income (loss) from operations
Net investment income	$0.367	$0.356		$0.362	$0.380		$0.404
Net realized and unrealized gain (loss)	(0.552)	(0.001)		(0.136)	0.056		0.071
Total income (loss) from operations	$(0.185)	$0.355		$0.226	$0.436		$0.475
Less distributions
From net investment income	$(0.355)	$(0.355)		$(0.356)	$(0.386)		$(0.405)
Total distributions	$(0.355)	$(0.355)		$(0.356)	$(0.386)		$(0.405)
Net asset value — End of year	$9.940	$10.480		$10.480	$10.610		$10.560
Total Return(2)	(1.80)%	3.39%		2.17%	4.36	%(3)	4.55%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$12,622	$18,238		$24,179	$30,791		$36,518
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.53	%(4)	1.52%	1.53	%(5)	1.54	%(5)
Interest and fee expense(6)	0.35%	0.27%		0.17%	0.10	%(5)	—
Total expenses before custodian fee reduction	1.87%	1.80	%(4)	1.69%	1.63	%(5)	1.54	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.51	%(4)	1.51%	1.52	%(5)	1.54	%(5)
Net investment income	3.56%	3.35%		3.44%	3.57%		3.77%
Portfolio Turnover of the Portfolio	—	—		—	2	%(7)	15	%(7)
Portfolio Turnover of the Fund	23%	16%		26%	13%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$10.480	$10.480		$10.550
Income (loss) from operations
Net investment income	$0.366	$0.355		$0.152
Net realized and unrealized gain (loss)	(0.541)	0.000	(3)	(0.054)
Total income (loss) from operations	$(0.175)	$0.355		$0.098
Less distributions
From net investment income	$(0.355)	$(0.355)		$(0.168)
Total distributions	$(0.355)	$(0.355)		$(0.168)
Net asset value — End of period	$9.950	$10.480		$10.480
Total Return(4)	(1.71)%	3.39%		0.90	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$3,827	$3,433		$207
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.53	%(5)	1.53	%(6)
Interest and fee expense(7)	0.35%	0.27%		0.17	%(6)
Total expenses before custodian fee reduction	1.87%	1.80	%(5)	1.70	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.51%	1.51	%(5)	1.51	%(6)
Net investment income	3.55%	3.35%		3.07	%(6)
Portfolio Turnover	23%	16%		26	%(8)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, February 9, 2006, to July 31, 2006.

(3)  Less than $0.0005 per share.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(6)  Annualized.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)  For the year ended July 31, 2006.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Connecticut Fund — Class I
	Period Ended July 31, 2008(1)(2)
Net asset value — Beginning of period	$9.780
Income from operations
Net investment income	$0.196
Net realized and unrealized gain	0.203
Total income from operations	$0.399
Less distributions
From net investment income	$(0.189)
Total distributions	$(0.189)
Net asset value — End of period	$9.990
Total Return(3)	4.06	%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.58	%(4)
Interest and fee expense(5)	0.35	%(4)
Total expenses before custodian fee reduction	0.93	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.56	%(4)
Net investment income	4.66	%(4)
Portfolio Turnover	23	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 3, 2008, to July 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  For the year ended July 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Michigan Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.480	$9.510		$9.630	$9.480		$9.400
Income (loss) from operations
Net investment income	$0.407	$0.401		$0.419	$0.435		$0.456
Net realized and unrealized gain (loss)	(0.489)	(0.028)		(0.131)	0.156		0.086
Total income (loss) from operations	$(0.082)	$0.373		$0.288	$0.591		$0.542
Less distributions
From net investment income	$(0.403)	$(0.403)		$(0.408)	$(0.441)		$(0.462)
From net realized gain	(0.045)	—		—	—		—
Total distributions	$(0.448)	$(0.403)		$(0.408)	$(0.441)		$(0.462)
Net asset value — End of year	$8.950	$9.480		$9.510	$9.630		$9.480
Total Return(2)	(0.88)%	3.92%		3.06%	6.34%		5.83%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$58,620	$64,786		$53,595	$53,522		$54,332
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.77%	0.78	%(3)	0.79%	0.80	%(4)	0.81	%(4)
Interest and fee expense(5)	0.14%	0.24%		0.24%	0.16	%(4)	0.09	%(4)
Total expenses before custodian fee reduction	0.91%	1.02	%(3)	1.03%	0.96	%(4)	0.90	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.75%	0.75	%(3)	0.78%	0.79	%(4)	0.80	%(4)
Net investment income	4.40%	4.16%		4.39%	4.53%		4.81%
Portfolio Turnover of the Portfolio	—	—		—	2	%(6)	15	%(6)
Portfolio Turnover of the Fund	24%	15%		32%	19%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Michigan Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$9.480	$9.510		$9.480
Income (loss) from operations
Net investment income	$0.337	$0.326		$0.080
Net realized and unrealized gain (loss)	(0.481)	(0.025)		0.033
Total income (loss) from operations	$(0.144)	$0.301		$0.113
Less distributions
From net investment income	$(0.331)	$(0.331)		$(0.083)
From net realized gain	(0.045)	—		—
Total distributions	$(0.376)	$(0.331)		$(0.083)
Net asset value — End of period	$8.960	$9.480		$9.510
Total Return(3)	(1.54)%	3.16%		1.20	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$4,049	$3,028		$141
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.52%	1.53	%(4)	1.54	%(5)
Interest and fee expense(6)	0.14%	0.24%		0.24	%(5)
Total expenses before custodian fee reduction	1.66%	1.77	%(4)	1.78	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.50%	1.50	%(4)	1.53	%(5)
Net investment income	3.65%	3.39%		3.39	%(5)
Portfolio Turnover	24%	15%		32	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, May 2, 2006, to July 31, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Annualized.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  For the year ended July 31, 2006.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Minnesota Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.280	$9.280		$9.320	$9.110		$9.090
Income (loss) from operations
Net investment income	$0.382	$0.403		$0.424	$0.422		$0.432
Net realized and unrealized gain (loss)	(0.336)	0.007		(0.052)	0.206		0.029
Total income from operations	$0.046	$0.410		$0.372	$0.628		$0.461
Less distributions
From net investment income	$(0.396)	$(0.410)		$(0.412)	$(0.418)		$(0.441)
Total distributions	$(0.396)	$(0.410)		$(0.412)	$(0.418)		$(0.441)
Net asset value — End of year	$8.930	$9.280		$9.280	$9.320		$9.110
Total Return(2)	0.51%	4.45%		4.08%	7.02%		5.12%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$69,234	$57,574		$34,677	$31,245		$29,369
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%	0.78	%(3)	0.77%	0.78	%(4)	0.79	%(4)
Interest and fee expense(5)	0.10%	0.20%		0.22%	0.15	%(4)	—
Total expenses before custodian fee reduction	0.85%	0.98	%(3)	0.99%	0.93	%(4)	0.79	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.70%	0.72	%(3)	0.74%	0.77	%(4)	0.79	%(4)
Net investment income	4.17%	4.30%		4.57%	4.55%		4.71%
Portfolio Turnover of the Portfolio	—	—		—	6	%(6)	12	%(6)
Portfolio Turnover of the Fund	18%	4%		14%	9%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's shares of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Minnesota Fund — Class B
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.990	$9.990		$10.020	$9.810		$9.790
Income (loss) from operations
Net investment income	$0.338	$0.363		$0.383	$0.380		$0.390
Net realized and unrealized gain (loss)	(0.376)	0.003		(0.045)	0.205		0.029
Total income (loss) from operations	$(0.038)	$0.366		$0.338	$0.585		$0.419
Less distributions
From net investment income	$(0.352)	$(0.366)		$(0.368)	$(0.375)		$(0.399)
Total distributions	$(0.352)	$(0.366)		$(0.368)	$(0.375)		$(0.399)
Net asset value — End of year	$9.600	$9.990		$9.990	$10.020		$9.810
Total Return(2)	(0.39)%	3.68%		3.44%	6.23	%(3)	4.33%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$6,962	$7,827		$9,941	$13,571		$15,212
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.53	%(4)	1.52%	1.53	%(5)	1.54	%(5)
Interest and fee expense(6)	0.10%	0.20%		0.22%	0.15	%(5)	—
Total expenses before custodian fee reduction	1.60%	1.73	%(4)	1.74%	1.68	%(5)	1.54	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.45%	1.47	%(4)	1.49%	1.52	%(5)	1.54	%(5)
Net investment income	3.43%	3.60%		3.84%	3.81%		3.92%
Portfolio Turnover of the Portfolio	—	—		—	6	%(7)	12	%(7)
Portfolio Turnover of the Fund	18%	4%		14%	9%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Minnesota Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$9.990	$9.990		$9.940
Income (loss) from operations
Net investment income	$0.335	$0.357		$0.231
Net realized and unrealized gain (loss)	(0.353)	0.009		0.041	(3)
Total income (loss) from operations	$(0.018)	$0.366		$0.272
Less distributions
From net investment income	$(0.352)	$(0.366)		$(0.222)
Total distributions	$(0.352)	$(0.366)		$(0.222)
Net asset value — End of period	$9.620	$9.990		$9.990
Total Return(4)	(0.19)%	3.68%		2.77	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$8,569	$4,115		$986
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%	1.53	%(5)	1.52	%(6)
Interest and fee expense(7)	0.10%	0.20%		0.22	%(6)
Total expenses before custodian fee reduction	1.60%	1.73	%(5)	1.74	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.45%	1.47	%(5)	1.49	%(6)
Net investment income	3.41%	3.54%		3.78	%(6)
Portfolio Turnover	18%	4%		14	%(8)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 21, 2005, to July 31, 2006.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(6)  Annualized.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)  For the year ended July 31, 2006.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.500	$10.420		$10.470	$10.130		$10.070
Income (loss) from operations
Net investment income	$0.456	$0.481		$0.462	$0.478		$0.508
Net realized and unrealized gain (loss)	(0.977)	0.058		(0.055)	0.342		0.082
Total income (loss) from operations	$(0.521)	$0.539		$0.407	$0.820		$0.590
Less distributions
From net investment income	$(0.462)	$(0.459)		$(0.457)	$(0.480)		$(0.530)
From net realized gain	(0.017)	—		—	—		—
Total distributions	$(0.479)	$(0.459)		$(0.457)	$(0.480)		$(0.530)
Net asset value — End of year	$9.500	$10.500		$10.420	$10.470		$10.130
Total Return(2)	(5.04)%	5.18%		4.00%	8.24%		5.89%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$261,792	$264,281		$189,294	$175,624		$161,964
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.81%	0.79	%(3)	0.80%	0.81	%(4)	0.84	%(4)
Interest and fee expense(5)	0.26%	0.42%		0.39%	0.25	%(4)	0.13	%(4)
Total expenses before custodian fee reduction	1.07%	1.21	%(3)	1.19%	1.06	%(4)	0.97	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.80%	0.76	%(3)	0.78%	0.80	%(4)	0.83	%(4)
Net investment income	4.57%	4.51%		4.45%	4.61%		4.99%
Portfolio Turnover of the Portfolio	—	—		—	0	%(6)	12	%(6)
Portfolio Turnover of the Fund	47%	37%		27%	26%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$10.950	$10.870		$10.740
Income (loss) from operations
Net investment income	$0.394	$0.402		$0.233
Net realized and unrealized gain (loss)	(1.008)	0.075		0.148	(3)
Total income (loss) from operations	$(0.614)	$0.477		$0.381
Less distributions
From net investment income	$(0.399)	$(0.397)		$(0.251)
From net realized gain	(0.017)	—		—
Total distributions	$(0.416)	$(0.397)		$(0.251)
Net asset value — End of period	$9.920	$10.950		$10.870
Total Return(4)	(5.68)%	4.38%		3.56	%(9)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$28,204	$22,479		$3,659
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.54	%(5)	1.55	%(6)
Interest and fee expense(7)	0.26%	0.42%		0.39	%(6)
Total expenses before custodian fee reduction	1.82%	1.96	%(5)	1.94	%(6)
Expenses after custodian fee reduction excluding interest and fees	1.55%	1.51	%(5)	1.53	%(6)
Net investment income	3.79%	3.61%		3.45	%(6)
Portfolio Turnover	47%	37%		27	%(8)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, December 14, 2005, to July 31, 2006.

(3)  The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(6)  Annualized.

(7)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)  For the year ended July 31, 2006.

(9)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	New Jersey Fund — Class I
	Period Ended July 31, 2008(1)(2)
Net asset value — Beginning of period	$9.180
Income (loss) from operations
Net investment income	$0.190
Net realized and unrealized gain	0.337
Total income from operations	$0.527
Less distributions
From net investment income	$(0.197)
Total distributions	$(0.197)
Net asset value — End of period	$9.510
Total Return(3)	5.73	%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.61	%(4)
Interest and fee expense(5)	0.26	%(4)
Total expenses before custodian fee reduction	0.87	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.60	%(4)
Net investment income	4.76	%(4)
Portfolio Turnover	47	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 3, 2008, to July 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  For the year ended July 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund — Class A
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$9.970	$9.930		$9.920	$9.730		$9.680
Income (loss) from operations
Net investment income	$0.440	$0.434		$0.458	$0.490		$0.513
Net realized and unrealized gain (loss)	(0.785)	0.042		0.010	0.191		0.053
Total income (loss) from operations	$(0.345)	$0.476		$0.468	$0.681		$0.566
Less distributions
From net investment income	$(0.435)	$(0.436)		$(0.458)	$(0.491)		$(0.516)
Total distributions	$(0.435)	$(0.436)		$(0.458)	$(0.491)		$(0.516)
Net asset value — End of year	$9.190	$9.970		$9.930	$9.920		$9.730
Total Return(2)	(3.52)%	4.81%		4.84%	7.14%		5.91%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$229,953	$238,254		$187,902	$166,734		$156,465
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.81%	0.80	%(3)	0.82%	0.85	%(4)	0.85	%(4)
Interest and fee expense(5)	0.42%	0.54%		0.38%	0.17	%(4)	0.12	%(4)
Total expenses before custodian fee reduction	1.23%	1.34	%(3)	1.20%	1.02	%(4)	0.97	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.79%	0.77	%(3)	0.80%	0.84	%(4)	0.84	%(4)
Net investment income	4.58%	4.29%		4.63%	4.97%		5.27%
Portfolio Turnover of the Portfolio	—	—		—	1	%(6)	12	%(6)
Portfolio Turnover of the Fund	24%	27%		31%	15%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(4)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund — Class B
	Year Ended July 31,
	2008(1)	2007(1)		2006(1)	2005(1)		2004(1)
Net asset value — Beginning of year	$10.310	$10.270		$10.260	$10.060		$10.010
Income (loss) from operations
Net investment income	$0.381	$0.372		$0.398	$0.431		$0.458
Net realized and unrealized gain (loss)	(0.818)	0.040		0.009	0.200		0.049
Total income (loss) from operations	$(0.437)	$0.412		$0.407	$0.631		$0.507
Less distributions
From net investment income	$(0.373)	$(0.372)		$(0.397)	$(0.431)		$(0.457)
Total distributions	$(0.373)	$(0.372)		$(0.397)	$(0.431)		$(0.457)
Net asset value — End of year	$9.500	$10.310		$10.270	$10.260		$10.060
Total Return(2)	(4.30)%	4.02%		4.05%	6.58	%(3)	5.10%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$28,571	$36,425		$42,291	$47,747		$51,972
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.55	%(4)	1.57%	1.60	%(5)	1.60	%(5)
Interest and fee expense(6)	0.42%	0.54%		0.38%	0.17	%(5)	0.12	%(5)
Total expenses before custodian fee reduction	1.98%	2.09	%(4)	1.95%	1.77	%(5)	1.72	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.52	%(4)	1.55%	1.59	%(5)	1.59	%(5)
Net investment income	3.83%	3.56%		3.89%	4.22%		4.48%
Portfolio Turnover of the Portfolio	—	—		—	1	%(7)	12	%(7)
Portfolio Turnover of the Fund	24%	27%		31%	15%		—

(1)  Net investment income per share was computed using average shares outstanding.

(2)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)  Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Includes the Fund's share of its corresponding Portfolio's allocated expenses while the Fund was making investments directly into the Portfolio.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund — Class C
	Year Ended July 31,			Period Ended
	2008(1)	2007(1)		July 31, 2006(1)(2)
Net asset value — Beginning of period	$10.320	$10.280		$10.250
Income (loss) from operations
Net investment income	$0.380	$0.368		$0.203
Net realized and unrealized gain (loss)	(0.816)	0.045		0.044
Total income (loss) from operations	$(0.436)	$0.413		$0.247
Less distributions
From net investment income	$(0.374)	$(0.373)		$(0.217)
Total distributions	$(0.374)	$(0.373)		$(0.217)
Net asset value — End of period	$9.510	$10.320		$10.280
Total Return(3)	(4.29)%	4.02%		2.38	%(8)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$33,457	$20,528		$3,026
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.56%	1.55	%(4)	1.57	%(5)
Interest and fee expense(6)	0.42%	0.54%		0.38	%(5)
Total expenses before custodian fee reduction	1.98%	2.09	%(4)	1.95	%(5)
Expenses after custodian fee reduction excluding interest and fees	1.54%	1.52	%(4)	1.55	%(5)
Net investment income	3.83%	3.52%		3.60	%(5)
Portfolio Turnover	24%	27%		31	%(7)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, January 12, 2006, to July 31, 2006.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  The investment adviser was allocated a portion of the Fund's operating expenses (equal to less than 0.005% of average daily net assets for the year ended July 31, 2007). Absent this allocation, total return would be lower.

(5)  Annualized.

(6)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)  For the year ended July 31, 2006.

(8)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

FINANCIAL STATEMENTS CONT'D

Financial Highlights

	Pennsylvania Fund — Class I
	Period Ended July 31, 2008(1)(2)
Net asset value — Beginning of period	$8.900
Income from operations
Net investment income	$0.192
Net realized and unrealized gain	0.297
Total income from operations	$0.489
Less distributions
From net investment income	$(0.189)
Total distributions	$(0.189)
Net asset value — End of period	$9.200
Total Return(3)	5.49	%(7)
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$32
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.60	%(4)
Interest and fee expense(5)	0.42	%(4)
Total expenses before custodian fee reduction	1.02	%(4)
Expenses after custodian fee reduction excluding interest and fees	0.58	%(4)
Net investment income	4.98	%(4)
Portfolio Turnover	24	%(6)

(1)  Net investment income per share was computed using average shares outstanding.

(2)  For the period from the start of business, March 3, 2008, to July 31, 2008.

(3)  Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)  Annualized.

(5)  Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)  For the year ended July 31, 2008.

(7)  Not annualized.

See notes to financial statements

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-eight funds, seven of which, each non-diversified, are included in these financial statements. They include Eaton Vance Arizona Municipals Fund (Arizona Fund), Eaton Vance Colorado Municipals Fund (Colorado Fund), Eaton Vance Connecticut Municipals Fund (Connecticut Fund), Eaton Vance Michigan Municipals Fund (Michigan Fund), Eaton Vance Minnesota Municipals Fund (Minnesota Fund), Eaton Vance New Jersey Municipals Fund (New Jersey Fund) and Eaton Vance Pennsylvania Municipals Fund (Pennsylvania Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes. The Michigan Fund offers two classes of shares. The Arizona Fund, Colorado Fund, Minnesota Fund and New Jersey Fund offer three classes of shares. The Connecticut Fund and Pennsylvania Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund's prospectus. New Jersey Fund previously offered Class B shares. Such offering was discontinued during the year ended July 31, 2008. At the close of business on April 11, 2008, the Fund's Class B shares were merged into Class A shares. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class's paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing vendor, as derived from such vendor's pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, benchmark curves or information pertaining to the issuer. The pricing vendor may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued based on the closing price on the primary exchange on which such contracts trade. Interest rate swaps are normally valued using valuations provided by a pricing vendor. Such vendor valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap curves provided by electronic data services or by broker/dealers. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C  Federal Taxes — Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At July 31, 2008, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund's taxable income arising from future

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date
Arizona	$522,797	July 31, 2009

	536,449	July 31, 2010

	353,624	July 31, 2012

	691,155	July 31, 2013

	736,704	July 31, 2014

	160,306	July 31, 2016

Colorado	284,426	July 31, 2013

	327,021	July 31, 2016

Connecticut	374,997	July 31, 2013

	329,657	July 31, 2016

Michigan	337,787	July 31, 2016

Minnesota	56,582	July 31, 2010

	382,839	July 31, 2012

	504,289	July 31, 2013

	410,833	July 31, 2016

New Jersey	3,716,712	July 31, 2016

Pennsylvania	5,831,137	July 31, 2011

	1,108,751	July 31, 2012

	3,349,896	July 31, 2013

	1,414,955	July 31, 2016

Additionally, at July 31, 2008, the Arizona Fund, Colorado Fund, Connecticut Fund, Michigan Fund, Minnesota Fund, New Jersey Fund and Pennsylvania Fund had net capital losses of $596,665, $467,148, $234,935, $499,369, $266,477, $5,818,072 and $4,501,971, respectively, attributable to security transactions incurred after October 31, 2007. These net capital losses are treated as arising on the first day of the Funds' taxable year ending July 31, 2009.

As of July 31, 2008, the Funds had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds' federal tax returns filed in the 3-year period ended July 31, 2008 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund's custodian fees are reported as a reduction of expenses in the Statements of Operations.

F  Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I  Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond).

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities" (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption "Payable for floating rate notes issued" in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds' liability with respect to Floating Rate Notes is recorded as incurred. At July 31, 2008, the amounts of the Funds' Floating Rate Notes and related interest rates and collateral were as follows:

Fund	Floating Rate Notes Outstanding	Interest Rate or Range of Interest Rates (%)	Collateral for Floating Rate Notes Outstanding
Arizona	$3,555,000	2.27 – 3.72	$5,362,718
Colorado	—	—	—
Connecticut	10,595,000	2.24 – 3.72	14,882,605
Michigan	3,000,000	2.26 – 3.22	4,039,500
Minnesota	1,000,000	2.24	1,600,495
New Jersey	21,450,000	2.23 – 3.72	31,285,580
Pennsylvania	40,665,000	2.27 – 3.26	57,512,805

The Funds' investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds' investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds' restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Funds' Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Funds' restrictions apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J  Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds' investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts' terms.

K  Interest Rate Swaps — The Funds may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

L  When-Issued Securities and Delayed Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

M  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund's Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2  Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended July 31, 2008 and July 31, 2007 was as follows:

Year Ended 7/31/08	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Distributions declared from:
Tax-exempt income	$4,524,686	$1,740,657	$5,377,570	$2,816,845	$3,243,869	$13,918,253	$12,757,136
Ordinary income	$9,881	$—	$21,180	$14,818	$58,884	$990	$79,484
Long-term capital gains	$—	$—	$—	$321,404	$—	$512,153	$—
Year Ended 7/31/07	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Distributions declared from:
Tax-exempt income	$3,937,739	$1,582,680	$5,302,645	$2,667,512	$2,409,012	$12,484,531	$11,154,027
Ordinary income	$—	$15,994	$44,499	$681	$—	$—	$68,298

During the year ended July 31, 2008, the following amounts were reclassified due to differences between book and tax accounting, primarily for accretion of market discount and the tax treatment of distributions in excess of net tax-exempt income:

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Increase (decrease):
Paid-in capital	$—	$—	$—	$(6)	$(57,131)	$—	$—
Accumulated net realized gain (loss)	$107,922	$1,239	$3,454	$(15,008)	$6,011	$70,797	$(1,815)
Accumulated undistributed (distributions in excess of) net investment income	$(107,922)	$(1,239)	$(3,454)	$15,014	$51,120	$(70,797)	$1,815

These reclassifications had no effect on the net assets or net asset value per share of the Funds.

As of July 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

	Arizona Fund	Colorado Fund	Connecticut Fund	Michigan Fund	Minnesota Fund	New Jersey Fund	Pennsylvania Fund
Undistributed tax-exempt income	$54,009	$43,913	$115,226	$198,853	$—	$1,053,325	$237,134
Capital loss carryforward and post October losses	$(3,597,700)	$(1,078,595)	$(939,589)	$(837,156)	$(1,621,020)	$(9,534,784)	$(16,206,710)
Net unrealized appreciation (depreciation)	$(686,490)	$(1,624,088)	$(884,249)	$703,785	$(639,816)	$(7,013,064)	$(6,393,295)
Other temporary differences	$(136,986)	$(67,326)	$(179,811)	$(108,288)	$(100,246)	$(422,228)	$(437,171)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primiarily due to futures contracts, accretion of market discount, inverse floaters and the timing of recognizing distributions to shareholders.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) as presented in the following table and is payable monthly.

Daily Net Assets	Annual Asset Rate	Daily Income Rate
Up to $20 million	0.10%	1.00%
$20 million up to $40 million	0.20	2.00
$40 million up to $500 million	0.30	3.00

On average daily net assets of $500 million or more, the rates are further reduced. For the year ended July 31, 2008, adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

Fund	Investment Adviser Fee	Effective Annual Rate
Arizona	$393,556	0.37%
Colorado	92,320	0.23
Connecticut	503,618	0.38
Michigan	208,035	0.32
Minnesota	262,938	0.33
New Jersey	1,329,867	0.43
Pennsylvania	1,262,275	0.43

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds' principal underwriter and an affiliate of EVM, received a portion of the sales charge on sales of Class A shares of the Funds. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the year ended July 31, 2008 were as follows:

Fund	EVM's Sub-Transfer Agent Fees	EVD's Class A Sales Charges
Arizona	$1,763	$14,595
Colorado	920	5,740
Connecticut	3,207	7,374
Michigan	1,874	4,868
Minnesota	1,827	11,845
New Jersey	7,016	27,272
Pennsylvania	7,593	37,985

Except for Trustees of the Funds who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended July 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4  Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the year ended July 31, 2008 for Class A shares amounted to the following:

Fund	Class A Distribution and Service Fees
Arizona	$183,976
Colorado	71,452
Connecticut	223,837

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Fund	Class A Distribution and Service Fees
Michigan	$123,718
Minnesota	129,689
New Jersey	506,427
Pennsylvania	470,527

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended July 31, 2008 with respect to Class B of the New Jersey Fund. For the year ended July 31, 2008, the Funds paid or accrued to EVD the following distribution fees, each representing 0.75% per annum (0.40% for Class B of the New Jersey Fund) of the average daily net assets of each Fund's Class B and Class C shares:

Fund	Class B Distribution Fees	Class C Distribution Fees
Arizona	$60,366	$56,841
Colorado	34,562	190
Connecticut	116,736	27,354
Michigan	—	28,452
Minnesota	55,905	49,310
New Jersey	122,109	187,413
Pennsylvania	240,958	196,392

At July 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C
Arizona	$907,000	$639,000
Colorado	946,000	14,000
Connecticut	1,059,000	271,000
Michigan	—	282,000
Minnesota	691,000	433,000
New Jersey	—	2,205,000
Pennsylvania	1,343,000	2,189,000

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% per annum of each Fund's average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended July 31, 2008 amounted to the following:

Fund	Class B Service Fees	Class C Service Fees
Arizona	$16,097	$15,158
Colorado	9,216	51
Connecticut	31,130	7,294
Michigan	—	7,587
Minnesota	14,908	13,149
New Jersey	60,722	49,977
Pennsylvania	64,255	52,371

5  Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the year ended July 31, 2008, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B		Class C
Arizona	$20,000	$12,100		$8,300
Colorado	2,400	4,500		—
Connecticut	10,500	18,200		200
Michigan	13,700	—		1,100
Minnesota	300	3,600		200
New Jersey	25,500	30,000	*	10,800
Pennsylvania	200	53,700		12,400

*  Includes $25,300 that was paid directly to the New Jersey Fund for days when no Uncovered Distributions Charges existed.

6  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the year ended July 31, 2008 were as follows:

Fund	Purchases	Sales
Arizona	$29,042,282	$22,799,373
Colorado	6,819,694	12,041,686
Connecticut	32,195,428	42,813,264
Michigan	16,380,347	18,523,239
Minnesota	30,524,840	14,419,224
New Jersey	159,249,187	202,859,463
Pennsylvania	87,454,587	79,132,379

7  Shares of Beneficial Interest

Each Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

Arizona Fund

	Year Ended July 31,
Class A	2008	2007
Sales	2,445,151	2,923,010
Issued to shareholders electing to receive payments of distributions in Fund shares	264,349	204,285
Redemptions	(2,123,231)	(1,367,999)
Exchange from Class B shares	50,224	196,704
Net increase	636,493	1,956,000
	Year Ended July 31,
Class B	2008	2007
Sales	62,275	39,527
Issued to shareholders electing to receive payments of distributions in Fund shares	12,616	16,073
Redemptions	(121,882)	(261,737)
Exchange to Class A shares	(45,158)	(176,855)
Net decrease	(92,149)	(382,992)
	Year Ended July 31,
Class C	2008	2007
Sales	399,643	585,617
Issued to shareholders electing to receive payments of distributions in Fund shares	19,817	7,880
Redemptions	(223,325)	(54,790)
Net increase	196,135	538,707

Colorado Fund

	Year Ended July 31,
Class A	2008	2007
Sales	846,872	1,636,497
Issued to shareholders electing to receive payments of distributions in Fund shares	103,113	91,228
Redemptions	(1,180,896)	(550,374)
Exchange from Class B shares	100,722	82,756
Net increase (decrease)	(130,189)	1,260,107

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Colorado Fund (continued)

	Year Ended July 31,
Class B	2008	2007
Sales	6,586	18,651
Issued to shareholders electing to receive payments of distributions in Fund shares	9,854	11,564
Redemptions	(84,903)	(51,444)
Exchange to Class A shares	(92,468)	(75,999)
Net decrease	(160,931)	(97,228)

Class C	Period Ended July 31, 2008(1)
Sales	23,012
Issued to shareholders electing to receive payments of distributions in Fund shares	93
Redemptions	(509)
Net increase	22,596

Connecticut Fund

	Year Ended July 31,
Class A	2008	2007
Sales	1,413,580	1,576,334
Issued to shareholders electing to receive payments of distributions in Fund shares	267,654	240,453
Redemptions	(2,373,442)	(1,141,980)
Exchange from Class B shares	162,743	373,068
Net increase (decrease)	(529,465)	1,047,875
	Year Ended July 31,
Class B	2008	2007
Sales	57,397	83,472
Issued to shareholders electing to receive payments of distributions in Fund shares	30,935	36,668
Redemptions	(396,496)	(311,520)
Exchange to Class A shares	(163,456)	(374,746)
Net decrease	(471,620)	(566,126)

	Year Ended July 31,
Class C	2008	2007
Sales	161,720	310,098
Issued to shareholders electing to receive payments of distributions in Fund shares	7,153	2,080
Redemptions	(111,809)	(4,489)
Net increase	57,064	307,689

Class I	Period Ended July 31, 2008(2)
Sales	1,022
Net increase	1,022

Michigan Fund

	Year Ended July 31,
Class A	2008	2007
Sales	821,205	1,268,726
Issued to shareholders electing to receive payments of distributions in Fund shares	180,010	140,815
Redemptions	(1,291,797)	(786,352)
Exchange from Class B shares	—	96,280
Merger from Class B shares	—	482,160
Net increase (decrease)	(290,582)	1,201,629

Class B	Year Ended July 31, 2007
Sales	22,262
Issued to shareholders electing to receive payments of distributions in Fund shares	9,338
Redemptions	(154,580)
Exchange to Class A shares	(96,024)
Merger to Class A shares	(479,222)
Net decrease	(698,226)

	Year Ended July 31,
Class C	2008	2007
Sales	226,592	323,436
Issued to shareholders electing to receive payments of distributions in Fund shares	10,619	4,232
Redemptions	(104,653)	(23,153)
Net increase	132,558	304,515

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Minnesota Fund

	Year Ended July 31,
Class A	2008	2007
Sales	2,804,506	3,124,829
Issued to shareholders electing to receive payments of distributions in Fund shares	209,971	139,773
Redemptions	(1,538,919)	(927,291)
Exchange from Class B shares	77,611	131,232
Net increase	1,553,169	2,468,543
	Year Ended July 31,
Class B	2008	2007
Sales	70,965	30,312
Issued to shareholders electing to receive payments of distributions in Fund shares	15,406	18,764
Redemptions	(73,175)	(138,629)
Exchange to Class A shares	(72,061)	(121,889)
Net decrease	(58,865)	(211,442)
	Year Ended July 31,
Class C	2008	2007
Sales	511,061	320,833
Issued to shareholders electing to receive payments of distributions in Fund shares	14,334	5,857
Redemptions	(45,948)	(13,686)
Net increase	479,447	313,004

New Jersey Fund

	Year Ended July 31,
Class A	2008	2007
Sales	3,869,420	8,194,573
Issued to shareholders electing to receive payments of distributions in Fund shares	789,356	584,684
Redemptions	(6,541,619)	(2,673,411)
Exchange from Class B shares	214,027	909,614
Merger from Class B shares	4,034,469	—
Net increase	2,365,653	7,015,460

	Year Ended July 31,
Class B	2008(3)	2007
Sales	110,304	321,212
Issued to shareholders electing to receive payments of distributions in Fund shares	75,841	101,149
Redemptions	(492,465)	(696,185)
Exchange to Class A shares	(204,890)	(871,020)
Merger to Class A shares	(3,860,897)	—
Net decrease	(4,372,107)	(1,144,844)
	Year Ended July 31,
Class C	2008	2007
Sales	1,552,436	1,876,221
Issued to shareholders electing to receive payments of distributions in Fund shares	59,877	21,780
Redemptions	(821,548)	(182,171)
Net increase	790,765	1,715,830

Class I	Period Ended July 31, 2008(2)
Sales	1,089
Net increase	1,089

Pennsylvania Fund

	Year Ended July 31,
Class A	2008	2007
Sales	4,845,909	6,997,514
Issued to shareholders electing to receive payments of distributions in Fund shares	690,338	562,008
Redemptions	(4,668,504)	(3,039,727)
Exchange from Class B shares	258,151	468,264
Net increase	1,125,894	4,988,059
	Year Ended July 31,
Class B	2008	2007
Sales	182,198	301,496
Issued to shareholders electing to receive payments of distributions in Fund shares	67,743	74,042
Redemptions	(527,467)	(505,964)
Exchange to Class A shares	(249,474)	(452,751)
Net decrease	(527,000)	(583,177)

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

Pennsylvania Fund (continued)

	Year Ended July 31,
Class C	2008	2007
Sales	2,138,829	1,822,557
Issued to shareholders electing to receive payments of distributions in Fund shares	64,725	24,071
Redemptions	(675,665)	(151,781)
Net increase	1,527,889	1,694,847

Class I	Period Ended July 31, 2008(2)
Sales	3,507
Net increase	3,507

(1)  Class C of the Colorado Fund commenced operations on October 8, 2007.

(2)  Class I of the Connecticut Fund, New Jersey Fund and Pennsylvania Fund commenced operations on March 3, 2008.

(3)  Offering of Class B shares of the New Jersey Fund was discontinued during the year ended July 31, 2008 (see Note 1).

8  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at July 31, 2008, as determined on a federal income tax basis, were as follows:

Arizona Fund

Aggregate Cost	$106,229,251
Gross unrealized appreciation	$4,082,089
Gross unrealized depreciation	(4,700,311)
Net unrealized depreciation	$(618,222)

Colorado Fund

Aggregate Cost	$38,970,752
Gross unrealized appreciation	$937,612
Gross unrealized depreciation	(2,563,886)
Net unrealized depreciation	$(1,626,274)

Connecticut Fund

Aggregate Cost	$119,055,159
Gross unrealized appreciation	$3,159,895
Gross unrealized depreciation	(4,052,158)
Net unrealized depreciation	$(892,263)

Michigan Fund

Aggregate Cost	$61,384,919
Gross unrealized appreciation	$2,793,435
Gross unrealized depreciation	(2,093,374)
Net unrealized appreciation	$700,061

Minnesota Fund

Aggregate Cost	$84,567,043
Gross unrealized appreciation	$2,180,143
Gross unrealized depreciation	(2,805,464)
Net unrealized depreciation	$(625,321)

New Jersey Fund

Aggregate Cost	$294,309,032
Gross unrealized appreciation	$8,320,443
Gross unrealized depreciation	(15,179,628)
Net unrealized depreciation	$(6,859,185)

Pennsylvania Fund

Aggregate Cost	$297,648,530
Gross unrealized appreciation	$9,140,730
Gross unrealized depreciation	(15,265,134)
Net unrealized depreciation	$(6,124,404)

9  Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Effective August 15, 2008, the line of credit was increased to $450 million and the annual rate on the daily unused portion was changed to 0.10%. The Funds did not have any significant borrowings or allocated fees during the year ended July 31, 2008.

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

10  Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at July 31, 2008 is as follows:

Futures Contracts

Fund	Expiration Dates	Contracts	Position	Cost	Aggregate Value	Net Unrealized Depreciation
Arizona	09/08	109 U.S. Treasury Bond	Short	$(12,407,346)	$(12,589,500)	$(182,154)
Colorado	09/08	105 U.S. Treasury Bond	Short	$(11,880,855)	$(12,127,500)	$(246,645)
Connecticut	09/08	111 U.S. Treasury Bond	Short	$(12,560,974)	$(12,820,500)	$(259,526)
Michigan	09/08	149 U.S. Treasury Bond	Short	$(16,860,336)	$(17,209,500)	$(349,164)
Minnesota	09/08	70 U.S. Treasury Bond	Short	$(7,968,020)	$(8,085,000)	$(116,980)
New Jersey	09/08	600 U.S. Treasury Bond	Short	$(67,821,337)	$(69,300,000)	$(1,478,663)
Pennsylvania	09/08	740 U.S. Treasury Bond	Short	$(83,428,469)	$(85,470,000)	$(2,041,531)

Interest Rate Swaps

Arizona Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$3,500,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$18,922
Morgan Stanley Capital Services, Inc.	1,350,000	5.428	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(87,190)
					$(68,268)

Colorado Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$675,000	5.065%	USD-LIBOR-BBA	April 1, 2039	$2,186
					$2,186

Connecticut Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$2,475,000	5.065%	USD-LIBOR-BBA	April 1, 2039	$8,014
					$8,014

Michigan Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation
Merrill Lynch
Capital			3-month	April 1, 2009/
Services, Inc.	$1,150,000	5.065%	USD-LIBOR-BBA	April 1, 2039	$3,724
					$3,724

Minnesota Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$1,500,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$8,110
Morgan Stanley Capital Services, Inc.	350,000	5.428	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(22,605)
					$(14,495)

Eaton Vance Municipals Funds as of July 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT'D

New Jersey Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$13,225,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$71,499
Merrill Lynch Capital Services, Inc.	12,175,000	5.065	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	39,424
Morgan Stanley Capital Services, Inc.	4,100,000	5.428	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(264,802)
					$(153,879)

Pennsylvania Fund

Counterparty	Notional Amount	Annual Fixed Rate Paid By Fund	Floating Rate Paid To Fund	Effective Date/ Termination Date	Net Unrealized Appreciation (Depreciation)
Lehman			3-month	September 28, 2008/
Brothers, Inc.	$7,300,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$39,467
Merrill Lynch Capital Services, Inc	4,500,000	5.065	3-month USD-LIBOR-BBA	April 1, 2009/ April 1, 2039	14,571
Morgan Stanley Capital Services, Inc.	5,000,000	5.428	3-month USD-LIBOR-BBA	September 10, 2008/ September 10, 2038	(322,929)
					$(268,891)

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At July 31, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

11  Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of July 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), "Disclosures about Derivative Instruments and Hedging Activities". FAS 161 requires enhanced disclosures about an entity's derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds' financial statement disclosures.

Eaton Vance Municipals Funds as of July 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Municipals Trust and Shareholders of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund:

We have audited the accompanying statements of assets and liabilities of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund (collectively, the "Funds") (certain of the funds constituting Eaton Vance Municipals Trust), including the portfolios of investments, as of July 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the statement of cash flows of Eaton Vance Pennsylvania Municipals Fund for the year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned at July 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund and Eaton Vance Pennsylvania Municipals Fund as of July 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, their financial highlights for each of the five years in the period then ended, and the cash flows of Eaton Vance Eaton Vance Pennsylvania Municipals Fund for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
September 15, 2008

Eaton Vance Municipals Funds as of July 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in a Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of a Fund's fiscal year end regarding exempt-interest dividends.

Exempt-Interest Dividends — The Funds designate the following amounts of dividends from net investment income as an exempt-interest dividend.

Arizona Municipals Fund	99.78%
Colorado Municipals Fund	100.00%
Connecticut Municipals Fund	99.61%
Michigan Municipals Fund	99.48%
Minnesota Municipals Fund	98.22%
New Jersey Municipals Fund	99.99%
Pennsylvania Municipals Fund	99.38%

Capital Gain Dividends — The Michigan Fund and New Jersey Fund designate $321,404 and $512,153, respectively, as long-term capital gain dividends.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees"), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on April 21, 2008, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board (formerly the Special Committee), which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held in February, March and April 2008. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Copies of or descriptions of each adviser's proxy voting policies and procedures;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2008, the Board met eleven times and the Contract Review Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, seven and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective. The Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee are newly established and did not meet during the twelve-month period ended April 30, 2008.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of the following funds:

•  Eaton Vance Arizona Municipals Fund

•  Eaton Vance Colorado Municipals Fund

•  Eaton Vance Connecticut Municipals Fund

•  Eaton Vance Michigan Municipals Fund

•  Eaton Vance Minnesota Municipals Fund

•  Eaton Vance New Jersey Municipals Fund

•  Eaton Vance Pennsylvania Municipals Fund

(the "Funds"), each with Boston Management and Research (the "Adviser"), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser's management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser's large municipal bond team, which includes portfolio managers and credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The

Eaton Vance Municipals Funds

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT'D

Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission.

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreement.

Fund Performance

The Board compared each Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2007 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as "management fees"). As part of its review, the Board considered each Fund's management fees and total expense ratio for the year ended September 30, 2007, as compared to a group of similarly managed funds selected by an independent data provider. The Board considered that the Adviser had waived fees and/or paid expenses for each Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability of each Fund, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Municipals Trust (the Trust) are responsible for the overall management and supervision of the Trust's affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research and "EVD" refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

Thomas E. Faust Jr. 5/31/58	Trustee	Since 2007	Chairman, Chief Executive Officer and President of EVC, President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 177 registered investment companies and 5 private investment companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC, and EV which are affiliates of the Trust.	177	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	177	None

Allen R. Freedman 4/3/40	Trustee	Since 2007	Former Chairman (2002-2004) and a Director (1983-2004) of Systems and Computer Technology Corp. (provider of software to higher education). Formerly a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	177	Director of Assurant, Inc. (insurance provider), and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Trustee	Since 2003	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	177	None

Ronald A. Pearlman 7/10/40	Trustee	Since 2003	Professor of Law, Georgetown University Law Center.	177	None

Heidi L. Steiger 7/8/53	Trustee	Since 2007	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Adviser (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm) (since 2005). Formerly President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	177	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Municipals Funds

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	177	None

Ralph F. Verni 1/26/43	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor.	177	None

Principal Officers who are not Trustees

Name and Date of Birth	Position(s) with the Trust	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Cynthia J. Clemson 3/2/63	President	Since 2005	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

William H. Ahern, Jr. 7/28/59	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 75 registered investment companies managed by EVM or BMR.

Craig R. Brandon 12/21/66	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 44 registered investment companies managed by EVM or BMR.

Robert B. MacIntosh 1/22/57	Vice President	Since 1993	Vice President of EVM and BMR. Officer of 90 registered investment companies managed by EVM or BMR.

Thomas M. Metzold 8/3/58	Vice President	Since 2004	Vice President of EVM and BMR. Officer of 43 registered investment companies managed by EVM or BMR.

Adam A. Weigold 3/22/75	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 70 registered investment companies managed by EVM or BMR.

Barbara Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Maureen Gemma 5/24/60	Chief Legal Officer and Secretary	Chief Legal Officer since 2008 and Secretary since 2007	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/1/53	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 177 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

The SAI for the Funds includes additional information about the Trustees and officers of the Funds and can be obtained, without charge, on Eaton Vance's website at www.eatonvance.com or by calling 1-800-262-1122.

Investment Adviser
Boston Management and Research

The Eaton Vance Building

255 State Street

Boston, MA 02109

Administrator
Eaton Vance Management

The Eaton Vance Building

255 State Street

Boston, MA 02109

Principal Underwriter
Eaton Vance Distributors, Inc.

The Eaton Vance Building

255 State Street

Boston, MA 02109

Custodian
State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

Transfer Agent
PNC Global Investment Servicing

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Eaton Vance Municipals Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund's investment objective(s), risks, and charges and expenses. The Funds' current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-262-1122.

313-9/08  7CSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).

Item 4. Principal Accountant Fees and Services

(a)-(d)

Eaton Vance Arizona Municipals Fund, Eaton Vance Colorado Municipals Fund, Eaton Vance Connecticut Municipals Fund, Eaton Vance Michigan Municipals Fund, Eaton Vance Minnesota Municipals Fund, Eaton Vance New Jersey Municipals Fund, and Eaton Vance Pennsylvania Municipals Fund (the “Fund(s)”) are series of Eaton Vance Municipals Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 28 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR/A relates to the Funds’ annual reports.

The following tables represent the aggregate fees billed to each Fund for the Funds’ respective fiscal years ended July 31, 2007 and July 31, 2008 by the Funds’ principal accountant for professional services rendered for the audit of the Funds’ annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

Eaton Vance Arizona Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$27,300	$27,530

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$34,783	$35,280

Eaton Vance Colorado Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$24,180	$24,300

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$31,663	$32,050

Eaton Vance Connecticut Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$31,760	$33,140

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$39,243	$40,890

Eaton Vance Michigan Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$27,250	$27,480

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$34,733	$35,230

Eaton Vance Minnesota Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$24,780	$24,920

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$32,263	$32,670

Eaton Vance New Jersey Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$45,540	$47,410

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$53,023	$55,160

Eaton Vance Pennsylvania Municipals Fund

Fiscal Years Ended	7/31/2007	7/31/2008

Audit Fees	$45,540	$47,410

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$7,483	$7,750

All Other Fees(3)	$0	$0

Total	$53,023	$55,160

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

The Series comprising the Trust have varying fiscal year ends (July 31, August 31, and September 30). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by the principal accountant of each Series, Deloitte & Touche LLP (“D&T), for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/06	9/30/06	7/31/07	8/31/07	9/30/07	7/31/08

Audit Fees	$301,930	$345,650	$226,350	$346,760	$364,660	$232,190

Audit-Related Fees(1)	$0	$0	$0	$0	$0	$0

Tax Fees(2)	$86,760	$65,070	$52,381	$89,796	$67,347	$54,250

All Other Fees(3)	$0	$0	$0	$0	$0	$0

Total	$388,690	$410,720	$278,731	$436,556	$432,007	$286,440

(1)                                 Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonable related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                 Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                 All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

During the Funds’ fiscal years ended July 31, 2007 and July 31, 2008, $35,000 was billed each fiscal year by D&T, the principal accountant for the Funds, for work done in connection with its Rule 17Ad-13 examination of Eaton Vance Management’s assertion that it has maintained an effective internal control structure over sub-transfer agent and registrar functions, such services being pre-approved in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by the Series’ principal accountant for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by the Series’s principal accountant for the last two fiscal years of each Series.

Fiscal Years Ended	8/31/06	9/30/06	7/31/07	8/31/07	9/30/07	7/31/08

Registrant(1)	$86,760	$65,070	$52,381	$89,796	$67,347	$54,250

Eaton Vance(2)	$42,100	$72,100	$46,730	$190,525	$289,446	$440,011

(1)                                 Includes all of the Series in the Trust.

(2)                                 The investment adviser to the Funds, as well as any of its affiliates that provide ongoing services to the Funds, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR/A.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

No Material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Municipals Trust

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	October 14, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	October 14, 2008

By:	/s/Robert B. MacIntosh
Robert B. MacIntosh
President

Date:	October 14, 2008